                                                                    EXHIBIT 4.26



                                  AMVESCAP INC.

                                 as Corporation



                                       and



                            CIBC MELLON TRUST COMPANY

                                   as Trustee



                                       and



                                  AMVESCAP PLC

                                  as Guarantor






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                                    INDENTURE
                     AMVESCAP EQUITY SUBORDINATED DEBENTURES

                                 August 1, 2000


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

                                TABLE OF CONTENTS


                                                   ARTICLE 1
                                                 INTERPRETATION

Section 1.1           Definitions............................................................................1
Section 1.2           Meaning of "outstanding" for Certain Purposes..........................................8
Section 1.3           Acts of Holders........................................................................8
Section 1.4           Interpretation not Affected by Headings, etc..........................................10
Section 1.5           Applicable Law........................................................................10
Section 1.6           Invalidity Provisions.................................................................10
Section 1.7           Language..............................................................................10
Section 1.8           Successors and Assigns................................................................10
Section 1.9           Benefits of Indenture.................................................................10

                                                   ARTICLE 2
                                                 THE DEBENTURES

Section 2.1           Limit of Issue and Designation of Debentures..........................................11
Section 2.2           Form and Terms of Debentures..........................................................11
Section 2.3           Interest..............................................................................11
Section 2.4           Prescription..........................................................................12
Section 2.5           Issue of Debentures...................................................................12
Section 2.6           Concerning Interest...................................................................13
Section 2.7           Execution of Debentures...............................................................13
Section 2.8           Certification by the Trustee..........................................................13
Section 2.9           Registration of Debentures............................................................14
Section 2.10          Person Entitled to Payment............................................................15
Section 2.11          Replacement of Debentures.............................................................16
Section 2.12          Exchange of Debentures................................................................16
Section 2.13          Register Open for Inspection..........................................................17
Section 2.14          Payment of Interest and Principal.....................................................17
Section 2.15          Rank and Subordination................................................................17
Section 2.16          Notice to Debentureholders............................................................18
Section 2.17          Notice to the Trustee.................................................................18
Section 2.18          Notice to the Corporation and to the Guarantor........................................19
Section 2.19          Change in Address.....................................................................19
Section 2.20          Mail Service Interruption.............................................................19

                                                   ARTICLE 3
                                     REDEMPTION, PURCHASE AND CANCELLATION

Section 3.1           Redemption of Debentures..............................................................19
Section 3.2           Places of Payment.....................................................................20

Section 3.3           Notice of Redemption..................................................................20
Section 3.4           Debentures Due on Redemption Date.....................................................20
Section 3.5           Deposit of Redemption Monies..........................................................21
Section 3.6           Right to Repay Redemption Amount in Exchangeable Shares...............................21
Section 3.7           Failure to Surrender Debentures Called for Redemption.................................23
Section 3.8           Purchase of Debentures................................................................24
Section 3.9           Cancellation of Purchased Debentures..................................................24

                                                   ARTICLE 4
                                      CONVERSION AND SHARE REPAYMENT RIGHT

Section 4.1           Conversion Right......................................................................24
Section 4.2           Right to Pay Conversion Value in Cash in Lieu of Conversion...........................26
Section 4.3           Right to Repay Principal Amount in Exchangeable  Shares on Maturity...................27
Section 4.4           Completion of Conversion..............................................................30
Section 4.5           Fractional Shares.....................................................................31
Section 4.6           Relating to the Issue of Exchangeable Shares..........................................31
Section 4.7           Taxes and Charges on the Issue of Exchangeable Shares.................................32

                                                   ARTICLE 5
                                                  ADJUSTMENTS

Section 5.1           Adjustment Upon Subdivision or Consolidation..........................................32
Section 5.2           Reorganization Event..................................................................32
Section 5.3           Adjustments as a Result of Certain Distributions and Extraordinary Cash Dividends.....33
Section 5.4           Discretionary Adjustment..............................................................34
Section 5.5           Changes Affecting Exchangeable Shares.................................................34
Section 5.6           Rules Applicable to Adjustments.......................................................35
Section 5.7           Notice of Special Events..............................................................35

                                                   ARTICLE 6
                                          SUBORDINATION OF DEBENTURES

Section 6.1           Agreement to Subordinate..............................................................36
Section 6.2           Distribution on Insolvency or Winding-up..............................................36
Section 6.3           Subrogation of Debentures.............................................................38
Section 6.4           No Payment to Debentureholders if Event of Default under the Senior Liabilities.......38
Section 6.5           Authorization of Debentureholders to Trustee to Effect Subordination..................39
Section 6.6           Knowledge of Trustee..................................................................39
Section 6.7           Trustee May Hold Senior Liabilities...................................................40
Section 6.8           Rights of Holders of Senior Liabilities Not Impaired..................................40

Section 6.9           Altering the Senior Liabilities.......................................................40
Section 6.10          Additional Indebtedness...............................................................40
Section 6.11          Right of Debentureholder to Convert Not Impaired......................................40

                                                   ARTICLE 7
                                             GUARANTEE OF AMVESCAP

Section 7.1           Guarantee for Benefit of All Debentureholders.........................................40
Section 7.2           Guarantee of Principal, Interest and Other Amounts....................................41
Section 7.3           The Guarantor's Liability on Discharge of the Corporation.............................41
Section 7.4           Liability of the Guarantor............................................................42
Section 7.5           Subrogation...........................................................................43
Section 7.6           Waiver................................................................................44
Section 7.7           Waiver of Default.....................................................................44
Section 7.8           Acknowledgement.......................................................................44
Section 7.9           Notice to Guarantor...................................................................44
Section 7.10          No Set-Off Rights.....................................................................44

                                                   ARTICLE 8
                                 COVENANTS OF THE CORPORATION AND THE GUARANTOR

Section 8.1           Covenants of the Corporation..........................................................44
Section 8.2           Trustee to Give Notice of Event of Default............................................46
Section 8.3           Performance of Covenants by Trustee...................................................46
Section 8.4           Covenant of the Guarantor.............................................................46

                                                   ARTICLE 9
                                            DEFAULT AND ENFORCEMENT

Section 9.1           Events of Default.....................................................................47
Section 9.2           Waiver................................................................................48
Section 9.3           Waiver of Default or Breach...........................................................49
Section 9.4           Other Remedies........................................................................49
Section 9.5           Application of Money Collected........................................................49
Section 9.6           Control by Holders....................................................................50
Section 9.7           Limitation on Suits...................................................................50
Section 9.8           Rights of Holders To Receive Payment..................................................51
Section 9.9           Collection Suit by Trustee............................................................51
Section 9.10          Trustee May File Proofs of Claim......................................................51
Section 9.11          Undertaking for Costs.................................................................51
Section 9.12          Delay or Omission Not Waiver..........................................................52
Section 9.13          Remedies Cumulative...................................................................52
Section 9.14          Judgment Against the Corporation and/or the Guarantor.................................52
Section 9.15          Distribution of Proceeds..............................................................52
Section 9.16          Immunity of Shareholders, etc.........................................................53
Section 9.17          Trustee Appointed Attorney............................................................53

                                                   ARTICLE 10
                                           SATISFACTION AND DISCHARGE

Section 10.1          Cancellation and Destruction..........................................................53
Section 10.2          Non-Presentation of Debentures........................................................54
Section 10.3          Repayment of Unclaimed Moneys or Exchangeable Shares to Corporation...................54
Section 10.4          Release from Covenants................................................................54

                                                   ARTICLE 11
                       MERGER, AMALGAMATION, CONSOLIDATION, CONVEYANCE, TRANSFER OR LEASE

Section 11.1          Amalgamation and Consolidation of Corporation and Conveyances Permitted Subject to
                      Certain Conditions....................................................................55
Section 11.2          Officers' Certificate and Opinion of Counsel..........................................55
Section 11.3          Vesting of Powers in Successor........................................................56
Section 11.4          Execution of Supplemental Indenture...................................................56

                                                   ARTICLE 12
                                          MEETINGS OF DEBENTUREHOLDERS

Section 12.1          Purposes for Which Meetings May be Called.............................................56
Section 12.2          Call, Notice and Place of Meetings....................................................56
Section 12.3          Persons Entitled to Vote at Meetings..................................................57
Section 12.4          Quorum; Action........................................................................57
Section 12.5          Determination of Voting Rights; Chairman; Conduct and Adjournment of Meetings.........58
Section 12.6          Counting Votes and Recording Action of Meetings.......................................58

                                                   ARTICLE 13
                                            SUPPLEMENTAL INDENTURES

Section 13.1          Supplemental Indentures Without Consent of Holders....................................59
Section 13.2          Supplemental Indentures with Consent of Holders.......................................60
Section 13.3          Execution of Supplemental Indentures..................................................61
Section 13.4          Effect of Supplemental Indentures.....................................................62

                                                   ARTICLE 14
                                             CONCERNING THE TRUSTEE

Section 14.1          Duties of Trustee.....................................................................62
Section 14.2          Rights of Trustee.....................................................................63
Section 14.3          Documents, Moneys, etc., Held by Trustee..............................................65
Section 14.4          Individual Rights of Trustee..........................................................66



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
Section 14.5          Trustee's Disclaimer..................................................................66
Section 14.6          Discretion of Trustee.................................................................66
Section 14.7          Compensation and Indemnity............................................................67
Section 14.8          Replacement of Trustee................................................................68
Section 14.9          Successor Trustee by Merger, etc......................................................69
Section 14.10         Eligibility; Disqualification.........................................................69
Section 14.11         Acceptance of Trust...................................................................69
Section 14.12         Additional Evidence...................................................................69
Section 14.13         Deposit of Debentures.................................................................70

                                   INDENTURE

         This Indenture dated August 1, 2000, among AMVESCAP INC. (the "CORPORATION"), CIBC MELLON TRUST COMPANY (the "TRUSTEE") and AMVESCAP PLC (the "GUARANTOR").

         RECITALS:

         (a) The Corporation is a wholly-owned subsidiary of the Guarantor and has authorized the execution and delivery of this Indenture to provide for the creation and issuance of the Debentures to be issued under this Indenture and the allotment and issue of the Exchangeable Shares that may be issued upon conversion, redemption or maturity of the Debentures as herein provided;

         (b) All corporate proceedings necessary to make this Indenture a valid agreement of the Corporation and the Guarantor have been done; and

         (c) The foregoing recitals are made as representations and statements of fact by the Corporation and the Guarantor and not by the Trustee.

         In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the parties agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

SECTION 1.1 DEFINITIONS.

(1) In this Indenture and in the Debentures, unless there is something in the subject matter or context inconsistent therewith or unless otherwise expressly provided:

         "ACT" when used with respect to any Debentureholder has the meaning specified in Section 1.3(1).

         "AFFILIATE" has the meaning attributed thereto in the Securities Act (Ontario), as amended.

         "AMVESCAP ORDINARY SHARES" means the ordinary shares in the capital of the Guarantor.

         "AMVESCAP SHARE RATE" means 41.3286328902, subject to adjustment from time to time pursuant to Article 5.

         "AMVESCAP SHARE VALUE" means, as at any date, the amount equal to the AMVESCAP Share Rate multiplied by the Current Market Price as at such date.

         "APPLICABLE SECURITIES LEGISLATION" means applicable securities laws in each of the Provinces of Canada.

         "AUTHORIZED INVESTMENTS" has the meaning attributed thereto in Section 14.3.

         "BOARD RESOLUTION" means a copy of a resolution certified by an officer of the Corporation to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

         "BUSINESS DAY" means any day on which commercial banks are generally open for business in Toronto, Ontario and London, England, other than a Saturday, a Sunday or a day observed as a holiday in Toronto, Ontario or in London, England under applicable laws.

         "CANADIAN DOLLAR EQUIVALENT" means in respect of an amount expressed in a currency other than Canadian dollars (the "FOREIGN CURRENCY AMOUNT") at any date the product obtained by multiplying:

         (a)      the Foreign Currency Amount; by

         (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the board of directors of the Guarantor to be appropriate for such purpose.

         "CAPITAL REORGANIZATION" has the meaning attributed thereto in Section 5.5.

         "CONVERSION DATE" means a date chosen by a Debentureholder pursuant to
         Section 4.1 for conversion of Debentures into Exchangeable Shares.

         "CONVERSION NOTICE" has the meaning attributed thereto in Section
         4.1(2).

         "CONVERSION NUMBER", as of any date, means the number obtained when (i) the Conversion Value as of such date is divided by (ii) the Current Market Price as of such date.

         "CONVERSION VALUE", as of any date, means the lesser of the AMVESCAP Share Value as of such date and $1,200.

         "CORPORATION" means AMVESCAP Inc., a corporation existing under the laws of Nova Scotia, and subject to Article 11, its successors and assigns.

         "COUNSEL" means a legal counsel or firm of legal counsel retained by the Trustee or retained by the Corporation and acceptable to the Trustee.

         "CURRENT MARKET PRICE" means, in respect of an AMVESCAP Ordinary Share on any date, the quotient obtained by dividing (i) the aggregate of the Daily Value of Trades for each day during the period of 20 consecutive Trading Days ending not more than three Trading Days before such date; by (ii) the aggregate volume of AMVESCAP Ordinary Shares used to calculate such Daily Value of Trades.

         "DAILY VALUE OF TRADES" means, in respect of the AMVESCAP Ordinary Shares on any Trading Day, the Canadian Dollar Equivalent of the product of (i) the volume weighted average price of AMVESCAP Ordinary Shares on the LSE (or, if the AMVESCAP Ordinary Shares are not then listed on the LSE, on such other stock exchange or automated quotation system on which the AMVESCAP Ordinary Shares are listed or quoted, as the case may be, as may be selected by the board of directors of the Guarantor for such purpose) on such date, as determined by Bloomberg L.P. or other reputable, third party information source selected by the board of directors of the Guarantor; and (ii) the aggregate volume of AMVESCAP Ordinary Shares traded on such day on the LSE or such other stock exchange or automated quotation system; provided that any such selections by the board of directors of the Guarantor shall be conclusive and binding.

         "DEBENTURES" means, as of any date, the equity subordinated debentures of the Corporation issued hereunder and outstanding as of such date.

         "DETERMINATION DATE" means the Business Day that is three Business Days prior to the Maturity Date.

         "DIRECTOR" means a director of the Corporation for the time being, and "DIRECTORS" or "BOARD OF DIRECTORS" means the board of directors of the Corporation or a committee of the board of directors duly authorized to make a decision on the matter in question for the time being and reference without more to action by the Directors means action by such Directors as a board or action by a committee of the Board of Directors duly authorized to make a decision on the matter in question.

         "DISTRIBUTED PROPERTY" means all securities (excluding Exchangeable Shares and options, rights or warrants to purchase Exchangeable Shares) or assets (including dividends, other than cash dividends and stock dividends paid in lieu of cash dividends) distributed by way of dividend, return of capital or otherwise to registered holders of the Exchangeable Shares.

         "EVENT OF DEFAULT" has the meaning attributed thereto in Section 9.1.

         "EXCHANGEABLE SHARES" means the non-voting exchangeable shares in the capital of the Corporation.

         "EXERCISE NOTICE" has the meaning attributed thereto in Section 4.3(2).

         "EXTRAORDINARY CASH DIVIDEND" means in respect of the Exchangeable
         Shares:

         (a) A cash dividend on the Exchangeable Shares in respect of a particular fiscal year representing the excess, if any, of (i) the aggregate of all cash dividends declared and paid on the AMVESCAP Ordinary Shares in respect of such fiscal year over
                  (ii) the greatest of (A) 200% of the aggregate of all cash dividends declared and paid on the AMVESCAP Ordinary Shares in respect of the year ended December 31, 1999, (B) 300% of the average of the aggregate of all cash dividends declared and paid on the AMVESCAP Ordinary Shares in respect of the immediately preceding three fiscal years, and (C) 100% of the aggregate consolidated net income of the Guarantor, before extraordinary and unusual items, for its immediately preceding fiscal year; and

         (b) Any cash dividend on the Exchangeable Shares which the Directors by resolution determine to be extraordinary, taking into account the amount of the dividend, the effect of the dividend on the market value of the Exchangeable Shares after payment thereof, the form of payment, the financial position of the Corporation, economic conditions, business practices and such other factors as the Directors consider to be relevant.

         "FREELY TRADEABLE" means, in respect of shares of any class in the capital of any corporation, shares which

         (a) are issuable by such corporation without the necessity of filing a prospectus or any other similar offering document (other than such prospectus or similar offering document that has already been filed) under Applicable Securities Legislation and such issue does not constitute a distribution (other than a distribution already qualified by prospectus or similar offering document) under Applicable Securities Legislation; and

         (b) can be transferred by the holder thereof without any restriction under Applicable Securities Legislation, such as hold periods except for restrictions on transfer by reason of the holder being a "control person" under Applicable Securities Legislation.

         "GOVERNMENT ENTITY" means any (i) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (ii) self-regulatory organization or stock exchange (including, without limitation, the LSE, the UKLA and the TSE), (iii) any subdivision, agent, commission, board, or authority of any of the foregoing, or (iv) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing.

         "GUARANTOR" means AMVESCAP PLC, a corporation existing under the laws of England, and subject to Article 11, its successors and assigns.

         "HOLDER(S)" or "DEBENTUREHOLDER(S)" means the registered holder(s) of Debentures for the time being.

         "INDEBTEDNESS" includes any liability for any money owing whatsoever including, without limitation, in respect of the acquisition of any assets or as a result of moneys borrowed or raised by whatever means (including, without limitation, by means of commercial paper, bankers' acceptances, letters of credit, debt instruments, bank debt or financial leases, and any liability evidenced by bonds, debentures, notes or similar instruments), the guarantee of any obligations and the obligation to indemnify.

         "INDENTURE", "HEREIN", "HEREBY", "HEREOF" and similar expressions mean or refer to this Indenture and any indenture, deed or instrument supplemental or ancillary hereto; and the expressions "ARTICLE", and "SECTION" followed by numbers or letters mean and refer to the specified Article or Section of this Indenture.

         "INTEREST PAYMENT DATE" means February 1 and August 1 in each year, the first Interest Payment Date being February 1, 2001 and the last Interest Payment Date being August 1, 2003.

         "LSE" means the London Stock Exchange plc or its successors.

         "MATURITY DATE" means August 1, 2003.

         "MATURITY NOTICE" has the meaning attributed thereto in Section 4.3(2).

         "OFFER" means a take-over bid or issuer bid to purchase AMVESCAP Ordinary Shares, or any other transaction which has a similar effect (including any amalgamation, arrangement, consolidation, merger or other transaction involving the Guarantor, as a consequence of which some or all of the AMVESCAP Ordinary Shares outstanding immediately prior to the transaction will be exchanged or transferred for or converted into cash, securities or other property of the Guarantor or another Person) provided that one of the conditions to the completion of such purchase pursuant to such take-over bid or issuer bid or to the completion of such other transaction is that the Debentures are redeemed.

         "OFFICERS' CERTIFICATE" means a written certificate signed in the name of the Corporation by any two officers of the Corporation.

         "OPINION OF COUNSEL" means a written opinion containing the information specified herein from legal counsel who is acceptable to the Trustee, acting reasonably.

         "PERSON" includes any individual, firm, partnership, limited partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity.

         "PLAN" means the Plan of Arrangement attached to the articles of arrangement of Trimark Financial Corporation sent to the Director under the Business Corporations Act (Ontario) on the date hereof.

         "QUALIFIED INSTITUTION" has the meaning attributed hereto in Section 14.3.

         "RECOGNIZED STOCK EXCHANGE", with respect to the Exchangeable Shares and the Debentures, means the TSE and, with respect to the AMVESCAP Ordinary Shares, means the LSE.

         "REDEMPTION AMOUNT" has the meaning attributed thereto in Section 3.1.

         "REDEMPTION DATE" has the meaning attributed thereto in Section 3.1.

         "REDEMPTION NOTICE" has the meaning attributed thereto in Section 3.3.

         "REORGANIZATION EVENT" means any of (i) any amalgamation, arrangement, consolidation or merger of the Guarantor, with or into another entity that is a corporation (other than an amalgamation, arrangement, consolidation or merger in which the Guarantor is the continuing corporation and in which the AMVESCAP Ordinary Shares outstanding immediately prior to the amalgamation, arrangement, consolidation or merger are not exchanged for cash, securities or other property of the Guarantor or another corporation); (ii) any sale, transfer, lease or conveyance to another corporation of all or substantially all of the property of the Guarantor; or (iii) any liquidation, dissolution or winding-up of the Guarantor.

         "SENIOR LIABILITIES" means all amounts payable (including, without limitation, principal, interest, premiums, fees and expenses) in respect of or as a result of all

         Indebtedness of each of the Corporation (other than the Debentures) and the Guarantor, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed by the Corporation and/or the Guarantor other than Indebtedness of the Corporation or the Guarantor which at any time at the option of such corporation is convertible into or exchangeable for Exchangeable Shares or any other class of shares of such corporation or Indebtedness of the Corporation or the Guarantor which, pursuant to the terms of the instrument creating or evidencing such Indebtedness, does not rank prior in right of payment to the Debentures.

         "SHARE REDEMPTION RIGHT" has the meaning attributed thereto in Section 3.6(1).

         "SHARE REPAYMENT RIGHT" has the meaning attributed thereto in Section 4.3(1).

         "SUBSIDIARY" means, with respect to a specified body corporate, any body corporate of which more than 50% of the outstanding shares ordinarily entitled to elect a majority of the board of directors thereof (whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency) are at the time owned directly or indirectly by such specified body corporate and shall include any body corporate, partnership, joint venture or other entity over which it exercises direction or control or which is in a like relation to a subsidiary.

         "SUCCESSOR CORPORATION" has the meaning attributed thereto in Section 11.1.

         "TRADING DAY" means, with respect to a Recognized Stock Exchange or other market for securities, any day on which such exchange or market is open for trading or quotation.

         "TRUSTEE" means CIBC Mellon Trust Company and its successors hereunder.

         "TSE" means The Toronto Stock Exchange Inc. or its successors.

         "UKLA" means the UK Listing Authority, namely the Financial Services Authority in its capacity as the competent authority for the purposes of Part IV of the Financial Services Act, 1986 of the United Kingdom (or any successor Act).

         "WRITTEN ORDER" or "WRITTEN REQUEST" means a written order or request, respectively, signed in the name of the Corporation by an authorized officer of the Corporation.

(2) Words importing the singular number include the plural and vice versa and words importing gender include the masculine, feminine and neuter genders.

(3) Except as otherwise provided herein, any reference in this Indenture to any act, statute, regulation, rule, instrument, agreement or section thereof shall be deemed to be a reference to such act, statute, regulation, rule, instrument, agreement or section thereof as amended, re-enacted or replaced from time to time.

(4) Any reference in this Indenture to "DOLLARS" or the sign "$" shall be deemed to be a reference to lawful money of Canada.

SECTION 1.2 MEANING OF "OUTSTANDING" FOR CERTAIN PURPOSES.

         Every Debenture shall be deemed to be outstanding until it shall be cancelled or delivered to the Trustee for cancellation (for greater certainty, delivery of any Debentures to the Trustee for conversion, redemption or on maturity is not delivery for cancellation until the Holder of such Debentures has received all monies and/or securities it is entitled to receive in such event) or until moneys and/or securities for the payment thereof shall be set aside under Article 10, or until it shall have become void pursuant to Section 2.4, provided however, that where a new Debenture has been issued in substitution for a Debenture which has been lost, stolen or destroyed, only one of such Debentures shall be counted for all purposes, including, without limitation, the purpose of determining the aggregate principal amount of Debentures outstanding, and provided that, for the purpose of any provision of this Indenture entitling Holders of Debentures then outstanding to vote, constitute a quorum for the purpose of voting, sign consents, requisitions or other instruments or take any other action under this Indenture, Debentures owned, directly or indirectly, legally or beneficially by the Corporation or any Affiliate shall be disregarded, except that (i) for the purpose of determining whether the Trustee shall be protected in relying on any vote, constitution of a quorum, consent, requisition, instrument or other action, only those Debentures which according to an Officers' Certificate received by the Trustee are so owned shall be disregarded; and (ii) Debentures so owned which have been pledged in good faith other than to the Corporation or any Affiliate shall not be so disregarded, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures in its discretion, free from the control of the Corporation or any Affiliate.

SECTION 1.3 ACTS OF HOLDERS

(1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing or, alternatively, be embodied in and evidenced by the record of Debentureholders voting in favour thereof, either in person or by proxies duly appointed in writing, at any meeting of Debentureholders duly called and held in accordance with the provisions of Article 12, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such requisite instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Corporation. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and, subject to Section 14.1, conclusive in favour of the Trustee and the Corporation, if made in the manner provided in this Section. The record of any meeting of Debentureholders shall be provided in the manner provided in Section 12.6.

(2) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity, other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any manner that the Trustee deems sufficient.

(3) If the Corporation or the Trustee shall solicit from the Debentureholders any Act, the Corporation or the Trustee, as the case may be, may, at its option, fix in advance a record date for the determination of Debentureholders entitled to take such Act, but the Corporation or the Trustee, as the case may be, shall have no obligation to do so. Any such record date shall be fixed at the Corporation's or the Trustee's discretion, as the case may be. If such a record date is fixed, such Act may be sought or taken before or after the record date, but only the Debentureholders of record at the close of business (in the City of Toronto, Ontario) on such record date shall be deemed to be Debentureholders for the purpose of determining whether Holders of the requisite proportion of Debentures then outstanding have authorized or agreed or consented to such Act, and for that purpose the Debentures then outstanding shall be computed as of such record date.

(4) Any Act of the Holder of a Debenture shall bind every future holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee or the Corporation in reliance thereon, whether or not notation of such action is made upon such Debenture.

SECTION 1.4 INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

         The division of this Indenture into Articles and Sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

SECTION 1.5 APPLICABLE LAW.

(1) This Indenture and the Debentures shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

(2) The parties hereby irrevocably attorn and submit to the non-exclusive jurisdiction of the courts of Ontario with respect to any matter arising under or related to the Indenture and the Debentures.

SECTION 1.6 INVALIDITY PROVISIONS.

         If any provision contained in this Indenture or the Debentures should be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

SECTION 1.7 LANGUAGE.

         This Indenture and all matters related hereto shall be read, construed and enforced in the English language, and unless otherwise specified herein, all notices, statements of account and other documents signed or permitted to be given or entered into pursuant hereto shall be drawn up in the English language only. The parties hereto expressly request and require that this document be drawn up in English. Les parties aux presentes conviennent et exigent que cette entente et tous les documents qui s'y rattachent soient rediges en anglais.

SECTION 1.8 SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Corporation and the Guarantor shall bind their respective successors and assigns, whether expressed or not.

SECTION 1.9 BENEFITS OF INDENTURE.

         Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any paying agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                                    ARTICLE 2
                                 THE DEBENTURES

SECTION 2.1 LIMIT OF ISSUE AND DESIGNATION OF DEBENTURES.

         The Debentures authorized to be issued hereunder shall consist of, and be limited to, an aggregate maximum principal amount of ONE BILLION, TWO HUNDRED AND SEVENTY-NINE MILLION, FIVE HUNDRED AND THIRTY THOUSAND Dollars ($1,279,530,000.00) designated as "AMVESCAP EQUITY SUBORDINATED DEBENTURES".

SECTION 2.2 FORM AND TERMS OF DEBENTURES.

(1) The Debentures shall be dated as of August 1, 2000, shall bear interest from and including that date at the rate of 6.00% per annum (after as well as before maturity, default and judgment, with interest on overdue interest at such rate), payable in equal semi-annual instalments in arrears in lawful money of Canada on each Interest Payment Date, and shall mature on the Maturity Date.

(2)      Subject to exercise of (i) the right to redeem pursuant to Article 3;
         (ii) the right to convert pursuant to Section 4.1 or Section 4.3; and
         (iii) the Share Repayment Right pursuant to Section 4.3, the principal of the Debentures will be payable on the Maturity Date in lawful money of Canada against surrender thereof by the registered Holder of the Debentures at the place at which the register is maintained pursuant to
         Section 2.9.

(3) The Debentures shall be issued as fully registered Debentures in denominations of $1,000 and integral multiples of $1,000, shall be redeemable as provided for in Article 3 and shall be convertible as provided for in Article 4.

(4) The Debentures and the certificate of the Trustee endorsed thereon shall be substantially in the form set forth in Schedule "A" hereto.

(5) Subject to applicable law and the rules of the TSE, the Debentures may be printed, engraved or lithographed or may be partly in one form and partly in the other, as the Corporation may determine.

SECTION 2.3 INTEREST.

         Each Debenture issued hereunder, whether issued originally or in exchange for another Debenture, shall bear interest daily from and including August 1, 2000 or from and including the last Interest Payment Date on which interest shall have been paid or made available for payment on the Debentures then outstanding, whichever shall be the later, to but excluding the earlier of:

         (a)      If called for redemption, the Redemption Date;

         (b) If converted prior to Maturity Date in accordance with Section 4.1, the Conversion Date; and

         (c)      The Maturity Date;

unless such payment is improperly withheld or refused, upon due presentation and surrender thereof for payment on or after the appropriate date and prior to the setting aside of the appropriate amount pursuant to Article 10. In addition, interest shall be payable on the Conversion Value in accordance with the provisions of Section 4.4.

SECTION 2.4 PRESCRIPTION.

         The right of the Debentureholders to exercise their rights under this Indenture shall become void unless the Debentures are presented for payment within a period of five years from the Maturity Date, after which payment thereof shall be governed by the provisions of Article 10. The Corporation shall have satisfied its obligations under a Debenture upon remittance to the Trustee for the account of the Holder thereof, either upon redemption, on the Conversion Date for such Debenture or on the Maturity Date, of any and all consideration due hereunder in respect of such Debenture in cash or by the delivery of Freely Tradeable Exchangeable Shares, subject to and in accordance with the provisions of this Indenture, and such remittance shall for all purposes be deemed a payment to such Holder, and to that extent such Debenture shall thereafter not be considered as outstanding and such Holder shall have no right, except to receive payment out of the moneys so paid and deposited or Freely Tradeable Exchangeable Shares so deposited (or, after redemption or purchase of the Exchangeable Shares pursuant to their terms or to the terms of the Plan, AMVESCAP Ordinary Shares) upon surrender of such Debenture.

SECTION 2.5 ISSUE OF DEBENTURES.

(1) Debentures in the aggregate maximum principal amount of ONE BILLION, TWO HUNDRED SEVENTY-NINE MILLION, FIVE HUNDRED AND THIRTY THOUSAND Dollars ($1,279,530,000.00) in lawful money of Canada shall be executed by the Corporation and, forthwith after such execution, shall be delivered to the Trustee and shall be certified by the Trustee and delivered to or to the order of the Corporation upon receipt by the Trustee of the following:

         (a) A Written Order for the certification and delivery of such Debentures;

         (b) An Opinion of Counsel (who may rely, as to all factual matters, in the absence of knowledge to the contrary, upon an Officers' Certificate and which may be subject to customary qualifications) in favour of the Trustee to the effect that:

                  (i) All conditions precedent provided for herein relating to the authorization, execution, authentication and delivery of the Debentures applied for have been complied with; and

                  (ii) The Debentures applied for have been duly and validly authorized, executed and delivered by the Corporation and, upon certification and delivery thereof by the Trustee, will be valid and legally binding obligations of the Corporation, entitled to the benefits hereof and subject to the terms hereof; and

         (c) An Officers' Certificate stating that all conditions precedent provided for herein relating to the authorization, issuance, execution, certification and delivery of the Debentures applied for have been complied with.

(2) The Trustee, prior to the certification of the Debentures, shall not be bound to make any enquiry or investigation as to the correctness of the matters set forth in any of the opinions, certificates or other documents required by the provisions hereof. The Trustee may rely and shall be protected in acting upon any such opinions, certificates or other documents, but may in its discretion require additional evidence before acting or relying thereon.

SECTION 2.6 CONCERNING INTEREST.

         Wherever in this Indenture there is mention in any context of the payment of interest, such mention shall be deemed to include mention of the payment of interest on amounts in default to the extent that, in such context, such interest is, was, or would be payable and express mention of interest on amounts in default in any provisions hereof shall not be construed as excluding such interest in those provisions hereof where such express mention is not made.

SECTION 2.7 EXECUTION OF DEBENTURES.

         The Debentures shall be signed by the President of the Corporation and by the Secretary of the Corporation. The signatures of such officers may be reproduced in facsimile and Debentures bearing such facsimile signatures shall be binding upon the Corporation, as if they had been manually signed by such officers. Notwithstanding that any of the individuals whose manual or facsimile signature appears on any Debenture as one of such officers may no longer hold office at the date of this Indenture or at the date of such Debenture or at the date of certification and delivery thereof, any Debenture signed as aforesaid shall be valid and binding upon the Corporation and entitled to the benefit hereof.

SECTION 2.8 CERTIFICATION BY THE TRUSTEE.

(1) No Debenture shall be issued or, if issued, shall be obligatory or entitle the Holder to the benefit hereof, until it has been certified by or on behalf of the

         Trustee substantially in the form of the certificate set out in Schedule "A" hereto, or in some other form approved by the Trustee, and such certification by the Trustee upon any Debenture shall be conclusive evidence that the Debenture so certified has been duly issued hereunder and is a valid obligation of the Corporation and that the Holder is entitled to the benefit hereof.

(2) The certificate of the Trustee on Debentures issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or of the Debentures (except the due certification thereof) or as to the performance by the Corporation or the Guarantor of their obligations under this Indenture and the Trustee shall in no respect be liable or answerable for the use made of the Debentures or any of them or of the proceeds thereof (other than disbursement of amounts received from the Corporation in respect of the payment of interest or principal pursuant to this Indenture).

SECTION 2.9 REGISTRATION OF DEBENTURES.

(1) The Corporation shall cause to be kept by and at the principal office of the Trustee in the City of Toronto, Ontario a Debenture register in which shall be entered the names and latest known addresses of the Holders of Debentures and the other particulars, prescribed by law, of the Debentures held by them respectively and of all transfers of Debentures. Such name registration shall be noted on the Debentures by the Trustee or other registrar. No transfer of a Debenture shall be effective as against the Corporation unless made on the Debenture register and made by the registered Holder or its executors or administrators or other legal representatives or its or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, upon compliance with such requirements as the Trustee or other registrar may prescribe, and unless such transfer shall have been duly noted on such Debenture by the Trustee or other registrar.

(2) The Holder of a Debenture may at any time and from time to time have such Debenture transferred at the place at which the register is kept pursuant to the provisions of this Section and in accordance with such reasonable regulations as the Trustee may prescribe.

(3) The party requesting any transfer pursuant to this Section 2.9 shall, as a condition precedent to such transfer, reimburse the Trustee for any stamp or other security transfer tax or governmental charge required to be paid in respect of such transfer and, in addition, pay a reasonable charge for the Trustee's services for each Debenture transferred and for each Debenture issued upon such transfer.

(4) Neither the Corporation nor the Trustee nor any registrar shall be required to transfer or exchange (pursuant to Section 2.12) any Debentures on any Interest

         Payment Date or Redemption Date or for a period of 15 Business Days preceding any Interest Payment Date or Redemption Date.

(5) None of the Trustee or any registrar for the Debentures or the Corporation shall be charged with notice of or be bound to see to the execution of any trust, whether express, implied or constructive, in respect of any Debenture and may transfer any Debenture on the direction of the Holder thereof, whether named as trustee or otherwise, as though that Person were the beneficial owner thereof.

SECTION 2.10 PERSON ENTITLED TO PAYMENT.

(1) The Person in whose name any Debentures shall be registered shall be deemed the owner thereof for all purposes of this Indenture and payment of or on account of the principal and accrued interest on such Debentures shall be made only to or upon the order in writing of such Holder thereof and such payment shall be a good and sufficient discharge to the Trustee and any registrar and to the Corporation and any paying agent for the amount so paid.

(2)      Subject to the exercise of the Share Redemption Right pursuant to
         Section 3.6 or a Holder's conversion right pursuant to Section 4.1, as the interest on the Debentures becomes payable (except interest payable at maturity, conversion or on redemption which may, at the option of the Corporation, be paid upon presentation and surrender of such Debentures for payment), the Corporation, at least three (3) days prior to each Interest Payment Date, shall forward or cause to be forwarded by prepaid post (or in the event of mail service interruption by such other means as the Trustee and the Corporation shall determine to be appropriate), to the Holder of each Debenture, at its address appearing on the register referred to in Section 2.9, or in the case of joint Holders, to the one whose name appears first on such register, a cheque for such interest (less any tax required by law to be deducted) payable to the order of such Holder or Holders and negotiable at par at the City of Toronto, Ontario. The forwarding of such cheque shall satisfy and discharge the liability for the interest on the Debentures to the extent of the sums represented thereby (plus the amount of any tax deducted as aforesaid), unless such cheque be not paid on presentation; provided that, in the event of the non-receipt of such cheque by the Holder, or the loss or destruction thereof, the Corporation, upon it and the Trustee being furnished with reasonable evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to them shall issue to such Holder a replacement cheque for the amount of such cheque.

(3) The registered Holder of any Debenture shall be entitled to the principal and interest evidenced by such Debenture, free from all equities or rights of set-off, compensation or counterclaim between the Corporation and the original or any intermediate Holder thereof and all Persons may act accordingly and a transferee of a Debenture shall, after the appropriate form of transfer is lodged with the Trustee or other registrar and upon compliance with all other conditions in that behalf required by this Indenture or by any conditions contained in such Debenture or by law, be entitled to be entered on the Debenture register as the owner of such Debenture, free from all equities or rights of set-off, compensation or counterclaim between the Corporation and its transferor or any previous Holder thereof, save in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

(4) Where Debentures are registered in more than one name, the principal and interest from time to time payable in cash in respect thereof may be paid by cheque payable to the order of all such Holders, failing written instructions from them to the contrary, and such payment shall be a valid discharge to the Trustee and any registrar and to the Corporation and any paying agent for the amount so paid.

SECTION 2.11 REPLACEMENT OF DEBENTURES.

(1) If any of the Debentures shall become mutilated or defaced, or be lost, stolen or destroyed, the Corporation shall issue and thereupon the Trustee shall certify and deliver a new Debenture of like date and tenor and bearing the same legends, if any, as the one mutilated, defaced, lost, stolen or destroyed in exchange for, in place of and upon cancellation of such mutilated or defaced Debenture or in lieu of and in substitution for such lost, stolen or destroyed Debenture. The new Debenture shall be entitled to the benefit hereof and shall rank equally in accordance with its terms with all other Debentures issued hereunder.

(2) The applicant for the issue of a new Debenture shall bear the cost of the issue thereof and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and the Trustee such evidence of ownership and of the loss, destruction or theft of the Debenture so lost, destroyed or stolen as shall be satisfactory to the Corporation and the Trustee in their discretion and such applicant shall also be required to furnish indemnity in amount and form satisfactory to the Corporation and the Trustee in their discretion, and shall pay the reasonable charges of the Corporation and the Trustee in connection therewith.

SECTION 2.12 EXCHANGE OF DEBENTURES.

(1) Debentures in any denomination may be exchanged at any time for Debentures of the same aggregate principal amount in any other authorized denomination. Debentures may be so exchanged at the place at which the register is maintained pursuant to Section 2.9 or other convenient place of delivery by the Corporation and acceptable to the Trustee.

(2) The Corporation shall execute and the Trustee shall certify all Debentures necessary to carry out exchanges pursuant to this Section
         2.12. All Debentures surrendered for exchange shall be cancelled.

(3) The party requesting any exchange pursuant to this Section 2.12 shall, as a condition precedent to such exchange, reimburse the Trustee for any stamp or other security transfer tax or governmental charge required to be paid in respect of such exchange or the related issue of Debentures and, in addition, pay a reasonable charge for the Trustee's services for each Debenture exchanged and a reasonable charge for each Debenture issued upon such exchange.

(4) Notwithstanding the foregoing provisions, no charge for the Trustee's services shall be made to a Debentureholder for any exchange or transfer of any Debenture applied for within a period of 60 days from the date hereof.

SECTION 2.13 REGISTER OPEN FOR INSPECTION.

         The Debenture register shall at all reasonable times, and at such reasonable costs as established by the Trustee or other registrar, be open for inspection by the Corporation, the Guarantor, the Trustee or any Debentureholder. The Trustee and every registrar shall from time to time when requested in writing to do so by the Corporation, the Guarantor or by the Trustee furnish the Corporation, the Guarantor or the Trustee, as the case may be, with a list of names and addresses of Holders of Debentures entered on the register kept by it and showing the principal amount and serial numbers of the Debentures held by each such Holder.

SECTION 2.14 PAYMENT OF INTEREST AND PRINCIPAL.

(1) Except as herein otherwise provided, all sums which may at any time become payable, whether at maturity, conversion, redemption or on a declaration of acceleration or otherwise, on account of any Debenture or any interest thereon, shall be payable at the option of the Holder at the place at which the register referred to in Section 2.9 is maintained.

(2) Whenever any payment of principal or interest to be made hereunder shall be stated to be due on a day which is not a Business Day in the place in which the register referred to in Section 2.9 is maintained, then the Debentureholder shall not be entitled to payment of the amount due in such place until the next succeeding Business Day in that place and will not be entitled to interest or other payment in respect of such delay.

SECTION 2.15 RANK AND SUBORDINATION.

         The Debentures certified and issued under this Indenture rank pari passu with one another, in accordance with their tenor without discrimination, preference or priority. The payment of all amounts owing hereunder including, without limitation, the principal of and interest on the Debentures is expressly subordinated to the prior payment in full of Senior Liabilities, as provided in Article 6.

SECTION 2.16 NOTICE TO DEBENTUREHOLDERS.

(1) All notices to be given hereunder with respect to the Debentures shall be deemed to be validly given to the Debentureholders if sent by courier or by first class mail, postage prepaid, by letter or circular addressed to such Holders at their post office addresses appearing in the register referred to in Section 2.9. Any notice so given by courier or mail shall be deemed to have been received one (1) Business Day after the day it was given to the courier or three (3) Business Days after the day of mailing. If by reason of any interruption of mail service, actual or threatened, any notice to be given to all Debentureholders would be unlikely to reach substantially all of the Debentureholders such notice may be given by publication once (twice in the case of a notice of a meeting of Debentureholders) in any daily English language newspaper of general circulation in all provinces of Canada and once in a daily French language newspaper of general circulation in the Province of Quebec. Any notice so given by publication shall be deemed to have been received on the day on which publication shall have been effected at least once in each of the newspapers in which publication was required.

(2) Accidental error or omission in giving notice or accidental failure to send notice by mail or courier to any Debentureholder shall not invalidate any action or proceeding founded such notice.

(3) All notices with respect to any Debenture may be given to whichever one of the Holders thereof (if more than one) is named first in the Debenture register and any notice so given shall be sufficient notice to all Holders of such Debenture.

(4) In determining under any provision hereof the date when notice of any meeting or other event must be given, the date of giving the notice shall be included and the date of the meeting or other event shall be excluded.

SECTION 2.17 NOTICE TO THE TRUSTEE.

         Any notice to the Trustee under any provision of this Indenture must be in writing and may be made or given by personal delivery, by registered mail, postage prepaid, or by transmittal by facsimile or other electronic means of communication addressed to the Trustee at 320 Bay Street, P.O. Box 1, Toronto, Ontario, Canada M5H 4A6 or facsimile (416) 643-5570, Attention: Vice President, Corporate Trust Services. Except as otherwise expressly provided herein, any notice given by personal delivery or registered mail shall be deemed to have been given and received on the day upon which it was delivered or if made or given by facsimile or other electronic means of communication before 5:00 p.m. (Toronto time), on the day of transmittal thereof, provided that if such day is not a Business Day or if such notice was made or given after

5:00 p.m. (Toronto time), such notice shall be deemed to have been given and received on the first Business Day after the day of transmittal thereof.

SECTION 2.18 NOTICE TO THE CORPORATION AND TO THE GUARANTOR.

         Any notice to the Corporation or to the Guarantor under any provision of this Indenture must be in writing and may be made or given by personal delivery, by registered mail, postage prepaid, or by transmittal by facsimile or other electronic means of communication addressed to the Corporation or to the Guarantor c/o AMVESCAP PLC at 11 Devonshire Square, London, England, EC2M 2Y2, or facsimile (011) 44-207-929-5889, Attention: Corporate Secretary, with a copy to AMVESCAP Corporation at 1315 Peachtree Street, N.E., Suite 500, Atlanta, Georgia, USA 30309 or facsimile (404) 724-4280 Attention: Chief Financial Officer. Except as otherwise expressly provided herein, any notice given by personal delivery or registered mail shall be deemed to have been given and received on the day upon which it was delivered or if made or given by facsimile or other electronic means of communication before 5:00 p.m. (London, England time), on the day of transmittal thereof, provided that if such day is not a Business Day or if such notice was made or given after 5:00 p.m. (London, England time), such notice shall be deemed to have been given and received on the first Business Day after the day of transmittal thereof.

SECTION 2.19 CHANGE IN ADDRESS.

         Each of the Corporation, the Guarantor or the Trustee may from time to time notify the other parties of a change in address or facsimile number which thereafter, until changed by like notice, shall be the address or facsimile number of that party for all purposes of this Indenture.

SECTION 2.20 MAIL SERVICE INTERRUPTION.

         If by reason of any interruption of mail service, actual or threatened, any notice to be given to the Trustee, to the Corporation or to the Guarantor would be unlikely to reach its destination in a timely manner, such notice, if sent by mail, shall be valid and effective only when received by an officer of the party to which it is addressed.

                                    ARTICLE 3
                      REDEMPTION, PURCHASE AND CANCELLATION

SECTION 3.1 REDEMPTION OF DEBENTURES.

         The Corporation shall have the right at its option to conditionally or unconditionally redeem all, but not less than all, of the Debentures outstanding hereunder at any time before the Maturity Date at a date chosen by the Corporation for redemption (the "REDEMPTION DATE") upon payment in lawful money of Canada of an amount, for each $1,000 principal amount of Debentures to be redeemed, equal to the aggregate of (i) $1,200; plus (ii) all accrued and unpaid interest on each such $1,000 principal amount to but excluding the Redemption Date (collectively, the "REDEMPTION AMOUNT"). The Corporation may satisfy the Redemption Amount in cash or by the delivery of a number of Freely Tradeable Exchangeable Shares as provided in Section 3.6. The Corporation may only exercise its right to conditionally redeem all of the Debentures outstanding hereunder if there is an Offer and if the only condition to the Corporation's exercise of its right to redeem all of the Debentures outstanding hereunder is the completion of such Offer.

SECTION 3.2 PLACES OF PAYMENT.

         The Redemption Amount (less any tax required by law to be deducted) will be payable upon presentation and surrender of the Debentures called for redemption at the place where the register is maintained pursuant to Section 2.9 and at any other places specified in the Redemption Notice.

SECTION 3.3 NOTICE OF REDEMPTION.

(1) Notice of redemption of the Debentures shall be given to Holders at least 20 days and not more than 30 days prior to the Redemption Date (the "REDEMPTION NOTICE") in the form set forth in Schedule "B" hereto and in the manner provided in Section 2.16. Every such notice shall specify the aggregate principal amount of Debentures called for redemption, the Redemption Date, the Redemption Amount and the places of payment and shall state that, subject to Section 3.4, interest upon the principal amount of Debentures called for redemption shall cease to be payable from and after the Redemption Date. Contemporaneously with the giving of such Redemption Notice, the Corporation shall issue a press release over newswire services in Canada and the United Kingdom advising Debentureholders that such a Redemption Notice has been given and containing substantially the information contained in such Redemption Notice.

(2) The Corporation shall notify the Trustee in writing that the Corporation is considering redeeming the Debentures at least 5 Business Days prior to the date the Corporation may want the Trustee to send a Redemption Notice to Debentureholders.

SECTION 3.4 DEBENTURES DUE ON REDEMPTION DATE.

         Upon a Redemption Notice being given in accordance with Section 3.3, the Redemption Amount shall be and become due and payable on the Redemption Date specified in such notice and with the same effect as if it were the Maturity Date of such Debentures and, from and after such Redemption Date, interest shall cease, unless payment of the Redemption Amount shall not be made on presentation for surrender of such Debentures at the place specified in Section 3.2 on or after the Redemption Date and prior to the setting aside of the Redemption Amount pursuant to Article 10.

SECTION 3.5 DEPOSIT OF REDEMPTION MONIES.

         Upon Debentures being called for redemption as provided for in Section
3.3 hereof, but subject to Section 3.6, the Corporation shall deposit with the Trustee or any paying agent to the order of the Trustee or for the account of the Trustee, on or prior to the Redemption Date specified in the Redemption Notice, such sums as are sufficient to pay the Redemption Amount of the Debentures (less any tax required by law to be deducted). From the sums so deposited, the Trustee shall pay or cause to be paid to the Holders, upon surrender of the Debentures, the Redemption Amount thereof (less any tax required by law to be deducted).

SECTION 3.6 RIGHT TO REPAY REDEMPTION AMOUNT IN EXCHANGEABLE SHARES.

(1) Subject to the other provisions of this Section 3.6, the Corporation may, at its option, elect to satisfy its obligation to pay the Redemption Amount by delivering to the Trustee on the Redemption Date that number of Freely Tradeable Exchangeable Shares obtained by dividing the Redemption Amount by 95% of the Current Market Price on the date of the Redemption Notice (the "SHARE REDEMPTION RIGHT").

(2) The Corporation shall exercise the Share Redemption Right by so specifying in the Redemption Notice.

(3) The Corporation's right to exercise the Share Redemption Right shall be conditional upon the following conditions being met on the fifth Business Day preceding the Redemption Date:

         (a) The qualification of the Exchangeable Shares to be issued on exercise of the Share Redemption Right as Freely Tradeable;

         (b) The listing (or the functional equivalent thereof) of such additional Exchangeable Shares on the TSE;

         (c) The Corporation being a reporting issuer in good standing (or its equivalent) under Applicable Securities Legislation where the distribution of such Exchangeable Shares occurs and where such legislation recognizes the status of a reporting issuer (or its equivalent);

         (d)      No Event of Default shall have occurred and be continuing;

         (e) The receipt by the Trustee of an Officers' Certificate stating that conditions (a), (b), (c) and (d) above have been satisfied and setting forth the number of Exchangeable Shares to be delivered for each $1,000 principal amount of Debentures and the Current Market Price on the date of the Redemption Notice; and

         (f) The receipt by the Trustee of an Opinion of Counsel to the effect that such Exchangeable Shares have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Redemption Amount of the Debentures outstanding, will be validly issued as fully paid and non-assessable, that conditions (a) and (b) above have been satisfied and that, relying exclusively on certificates of good standing issued by the relevant securities authorities, condition (c) above is satisfied, except that such opinion in respect of condition (c) need not be expressed with respect to those provinces where certificates of good standing are not issued by the securities authorities.

         If the foregoing conditions are not satisfied prior to the close of business (in the City of Toronto, Ontario) on the fifth Business Day preceding the Redemption Date, the Corporation shall pay the Redemption Amount in cash in accordance with Section 3.5 and shall issue a press release over newswire services in Canada and the United Kingdom to such effect.

(4) In the event that the Corporation duly exercises its Share Redemption Right, on or before the Redemption Date, the Corporation shall deliver or cause to be delivered to the Trustee for delivery to and on account of the Holders upon presentation and surrender of the Debentures for payment on redemption at the place where the register is maintained pursuant to Section 2.9 or any other place specified in the Redemption Notice, certificates representing the Freely Tradeable Exchangeable Shares to which the Holders are entitled.

(5) No fractional Exchangeable Shares shall be delivered upon the exercise of the Share Redemption Right but, in lieu thereof, the Corporation shall pay to the Trustee for the account of the Holders, at the time contemplated in Section 3.6(4), the cash equivalent thereof determined on the basis of the Current Market Price on the date of the Redemption Notice (less any tax required by law to be deducted).

(6) A Holder shall be treated as the shareholder of record of the Exchangeable Shares issued on due exercise by the Corporation of the Share Redemption Right effective immediately after the close of business (in the City of Toronto, Ontario) on the Redemption Date, and shall be entitled to all substitutions therefor, all income earned thereon or accretions thereto and all dividends or distributions (including stock dividends and dividends or distributions in kind) thereon and arising thereafter, and in the event that the Trustee receives the same, it shall hold the same in trust for the benefit of such Holder.

(7) The Corporation shall at all times reserve and keep available out of its authorized Exchangeable Shares (if the number thereof is or becomes limited) solely for the purpose of issue and delivery upon the exercise of the Share Redemption Right as provided herein, and shall issue to Debentureholders to whom Exchangeable Shares will be issued pursuant to exercise of the Share Redemption Right, such number of Exchangeable Shares as shall be issuable in such event. All Exchangeable Shares which shall be so issuable shall be duly and validly issued as fully paid and non-assessable.

(8) The Corporation shall comply with all Applicable Securities Legislation regulating the Corporation and the issue and delivery of Exchangeable Shares upon exercise of the Share Redemption Right and shall cause to be listed and posted for trading (or the functional equivalent thereof) such Exchangeable Shares on the TSE.

(9) The Corporation shall from time to time promptly advise the Trustee in writing of, and pay, or make provision satisfactory to the Trustee for the payment of, all taxes and charges which may be imposed by the laws of Canada or any province thereof (except income tax, capital gains tax, withholding tax or security transfer tax, if any) which shall be payable with respect to the issuance or delivery of Exchangeable Shares to Holders upon exercise of the Share Redemption Right pursuant to the terms of the Debentures and of this Indenture.

(10) If the Corporation elects to satisfy its obligation to pay the Redemption Amount by delivering Exchangeable Shares in accordance with this Section 3.6 and if the Redemption Amount (or any portion thereof) to which a Holder is entitled is subject to withholding taxes, the Corporation, for the account of the Holder, shall sell, or cause to be sold, through investment banks, brokers or dealers selected by the Corporation, out of the Exchangeable Shares issued by the Corporation for this purpose, such number of Exchangeable Shares that is sufficient to yield net proceeds (after payment of all costs) to cover the amount of taxes required to be withheld, and shall remit the same, or cause same to be remitted on behalf of the Corporation, to the proper tax authorities within the period of time prescribed for this purpose under applicable laws.

SECTION 3.7 FAILURE TO SURRENDER DEBENTURES CALLED FOR REDEMPTION.

         If the Holder of any Debentures called for redemption in accordance with Section 3.3 should, within 30 days from the Redemption Date, fail to surrender any of such Debentures or fail within such time to (i) accept cash or Exchangeable Shares, as the case may be, in satisfaction of the Redemption Amount payable in respect thereof; or (ii) give such receipt therefor, if any, as the Trustee may require, such cash or Exchangeable Shares, as the case may be, shall be set aside in trust for such Holder, in accordance with Article 10 and Section 14.3, and such setting aside shall for all purposes be deemed a payment to such Holder of the cash or Exchangeable Shares so set aside, and to that extent, such Debentures shall thereafter not be considered as outstanding hereunder and such Holder shall have no right, as of the Redemption Date, except to receive payment out of the cash or Exchangeable Shares so deposited (or, after redemption or purchase of the Exchangeable Shares pursuant to their terms or to the terms of the Plan, AMVESCAP Ordinary Shares), upon surrender of its Debentures, without interest thereon.

SECTION 3.8 PURCHASE OF DEBENTURES.

(1) Provided that no Event of Default has occurred and is continuing, the Corporation may purchase all or any of the Debentures in the open market (which shall include purchase from or through an investment dealer or a firm holding membership on a Recognized Stock Exchange) or by tender or by private contract at any price, subject to compliance with Applicable Securities Legislation regarding issuer bid requirements.

(2) If, upon an invitation for tenders, more Debentures than the Corporation is prepared to accept are tendered at the same lowest price, the Debentures to be purchased by the Corporation will be selected by the Trustee in such manner (which may include pro rata, by lot or by random selection by computer) as the Trustee may deem equitable, from the Debentures tendered by each tendering Debentureholder who tendered at such lowest price. For this purpose, the Trustee may make, and from time to time amend, regulations with respect to the manner in which Debentures may be so selected and regulations so made shall be valid and binding upon all Debentureholders and, notwithstanding the fact that, as a result thereof, one or more of such Debentures become subject to purchase in part only. The Holder of any Debenture of which a part only is purchased, upon surrender of such Debenture for payment, shall be entitled to receive, without expense to such Holder, a new Debenture for the unpurchased part so surrendered and the Trustee shall certify and deliver such new Debenture upon receipt of the Debenture so surrendered.

SECTION 3.9 CANCELLATION OF PURCHASED DEBENTURES.

         All Debentures redeemed or purchased in whole or in part pursuant to this Article 3 shall be forthwith delivered to and cancelled by the Trustee and may not be reissued or resold and no Debentures shall be issued in substitution therefor.

                                    ARTICLE 4
                      CONVERSION AND SHARE REPAYMENT RIGHT

SECTION 4.1 CONVERSION RIGHT.

(1) Each Holder shall have the right, at its option, at any time and from time to time, to convert as of and with effect on the date specified by such Holder in its Conversion Notice (such date a "CONVERSION DATE"), which date shall be not less than four Business Days and not more than 15 Business Days from the day the Trustee receives such Conversion Notice, each $1,000 principal amount of its Debentures into that number of Exchangeable Shares equal to the Conversion Number in effect on the date of the Conversion Notice, all on the terms and subject to the conditions provided in this
         Article 4. For greater certainty, the date of the Conversion Notice is (and shall be deemed to be) the date the Holder delivers such Conversion Notice to the Trustee (subject to Section 4.1(2)) as opposed to the Conversion Date (which date shall be a later date specified as aforesaid in such Conversion Notice).

(2) In order to exercise the right to convert provided pursuant to Section 4.1(1), the Holder will be required to deliver to the Trustee, at the place at which the register is maintained pursuant to Section 2.9, a conversion notice (the "CONVERSION NOTICE") in the form set forth in Schedule "C" hereto duly completed and executed by the Holder or its executors or administrators or other legal representatives or its or their attorney duly appointed by instrument in form and execution satisfactory to the Trustee, together with the related Debentures. The Trustee shall provide a copy of each Conversion Notice that it receives to the Corporation as soon as reasonably practicable and in any event by 5:00 p.m. (in the place at which the register is maintained pursuant to Section 2.9) on the Business Day immediately following the Business Day on which such notice is received by the Trustee. A Conversion Notice received by the Trustee after 4:30 p.m. (in the place at which the register is maintained pursuant to Section 2.9) on any day shall be deemed to have been received by the Trustee on the first Business Day after such day.

(3) The Conversion Notice shall specify the principal amount of Debentures to be converted (to be not more than the aggregate principal amount of the Debentures delivered to the Trustee), provided that Debentures may only be converted in respect of principal amounts of $1,000 and integral multiples thereof.

(4) On each Conversion Date, provided that it has not elected to pay the Conversion Value in cash pursuant to Section 4.2, the Corporation shall ensure that the following conditions are met:

         (a) The qualification of the Exchangeable Shares to be issued on conversion as Freely Tradeable;

         (b) The listing (or the functional equivalent thereof) of such additional Exchangeable Shares on the TSE;

         (c) The Corporation being a reporting issuer (or its equivalent) in good standing under Applicable Securities Legislation where the distribution of such Exchangeable Shares occurs and where such legislation recognizes the status of a reporting issue (or its equivalent);

         (d)      No Event of Default shall have occurred and be continuing; and

         (e) The receipt by the Trustee of an Officers' Certificate stating that conditions (a), (b), (c) and (d) above have been satisfied and setting forth the number of Exchangeable Shares to be delivered for each $1,000 principal amount of Debentures and the calculation of the Conversion Number as of the date of the applicable Conversion Notice.

         If the foregoing conditions are not satisfied prior to the close of business (in the City of Toronto, Ontario) on such Conversion Date, the Corporation shall pay in cash the Conversion Value of the Debentures to be converted on such Conversion Date, together with such other amounts as are contemplated and payable in accordance with Section 4.4 (less any tax required by law to be deducted), unless the Holder of such Debenture waives the conditions which are not satisfied.

(5)      If a Holder has elected to convert Debentures in accordance with this
         Section 4.1 and if the Conversion Value (or any portion thereof) to which a Holder is entitled is subject to withholding taxes, the Corporation, for the account of the Holder, shall sell, or cause to be sold, through investment banks, brokers or dealers selected by the Corporation, out of the Exchangeable Shares issued by the Corporation pursuant to this Section 4.1, such number of Exchangeable Shares that is sufficient to yield net proceeds (after payment of all costs) to cover the amount of taxes required to be withheld, and shall remit same, or cause same to be remitted on behalf of the Corporation, to the proper tax authorities within the period of time prescribed for this purpose under applicable laws.

SECTION 4.2 RIGHT TO PAY CONVERSION VALUE IN CASH IN LIEU OF CONVERSION.

(1) If a Holder elects to convert its Debentures on a Conversion Date, the Corporation shall have the right to elect to pay such Holder, in lieu of delivering Exchangeable Shares on conversion, the Conversion Value (as of the date of the applicable Conversion Notice) for each $1,000 principal amount of Debentures tendered for conversion, together with such other amounts as are contemplated and payable in accordance with
         Section 4.4, in cash in lawful money of Canada (less any tax required by law to be deducted).

(2) Without limiting the rights of the Corporation pursuant to Section 4.3, the Corporation shall exercise its right pursuant to Section 4.2(1) by notifying the Trustee and the Holder as soon as reasonably practicable (and in any event by transmitting such notice to the Trustee by facsimile or other means of electronic communication by 5:00 p.m. (London, England time) on the second Business Day after receipt by the Corporation of the applicable Conversion Notice and by depositing such notice, addressed to the Holder, in the mail or with a courier on or before the third Business Day after receipt by the Corporation of the applicable Conversion Notice) that the Corporation elects to pay the Conversion Value in cash to such Holder in lieu of delivering Exchangeable Shares on conversion. If the Corporation determines not to exercise its right pursuant to Section 4.2(1) it shall so advise the Trustee as soon as reasonably practicable (and in any event by transmitting such notice to the Trustee by facsimile or other means of electronic communication by 5:00 p.m. (London, England time) on the second Business Day after receipt by the Corporation of the applicable Conversion Notice. If no notice is transmitted to the Trustee pursuant to this Section 4.2(2) by 5:00 p.m. (London, England time) on the second Business Day following the receipt by the Corporation of the applicable Conversion Notice, the Corporation shall be deemed to have notified the Trustee that it has not elected to exercise its right pursuant to Section 4.2(1). After the Trustee has received any such notice from the Corporation (or been deemed to have been so notified), the Trustee shall respond to any inquiries it receives from such Holder concerning whether or not the Corporation has elected to pay the Conversion Value in cash.

SECTION 4.3 RIGHT TO REPAY PRINCIPAL AMOUNT IN EXCHANGEABLE SHARES ON MATURITY.

(1) The Corporation shall have the right to elect to satisfy the obligation to repay on the Maturity Date the principal amount of all, but not less than all, of the Debentures outstanding by delivering to the Trustee, for each $1,000 principal amount of the Debentures, that number of Freely Tradeable Exchangeable Shares equal to the number obtained by dividing $1,000 by 95% of the Current Market Price on the Maturity Date (the "SHARE REPAYMENT RIGHT").

(2) The Corporation shall send to the Debentureholders in the manner provided in Section 2.16, at least 10 Business Days and not more than 20 Business Days prior to the Maturity Date, a notice (the "MATURITY NOTICE") in the form set forth in Schedule "D-1" hereto together with an exercise notice (an "EXERCISE NOTICE") in the form set forth in Schedule "D-2" hereto. The Maturity Notice will provide Debentureholders with the following options:

         (a) to convert their Debentures to Exchangeable Shares, only if the AMVESCAP Share Value on the Maturity Date is greater than or equal to $1,000, subject to the right of the Corporation to pay the Conversion Value in cash;

         (b) to convert their Debentures to Exchangeable Shares, whether or not the AMVESCAP Share Value on the Maturity Date exceeds $1,000, subject to the right of the Corporation to pay the Conversion Value in cash; or

         (c) to receive payment of the principal amount of the Debentures in cash, subject to exercise by the Corporation of the Share Repayment Right;

         it being understood, in each case, that all accrued interest, if any, shall be paid in cash.

(3) In order to select an option provided pursuant to Section 4.3(2), Debentureholders will be required to deliver to the Trustee at any place at which the register is maintained pursuant to Section 2.9 or any other place specified in the Maturity Notice before the Determination Date an Exercise Notice duly completed and executed by the Holder or its executors or administrators or other legal representatives or its or their attorney duly appointed by instrument in form and execution satisfactory to the Trustee, together with the related Debentures. A Debentureholder who does not deliver a duly completed Exercise Notice at or before the close of business (in the City of Toronto, Ontario) on the Determination Date will be deemed to have selected option (a) set out in Section 4.3(2) and the Debentures held by such Holders will automatically be converted into Exchangeable Shares, subject to the right of the Corporation to pay the Conversion Value in cash, if the AMVESCAP Share Value on the Maturity Date is greater than or equal to $1,000.

(4) The Corporation shall specify in the Maturity Notice whether it will deliver Exchangeable Shares on conversion of the Debentures or, in lieu of delivering Exchangeable Shares on conversion, it elects to pay the Conversion Value in cash (less any tax required by law to be deducted) and whether, if a Holder selects option (c) set out in Section 4.3(2), the Corporation will, in lieu of paying cash on maturity, exercise the Share Repayment Right and deliver Exchangeable Shares to such Holder. If a Holder selects option (c) set out in Section 4.3(2) and the Corporation does not exercise the Share Repayment Right, the Corporation shall pay to such Holder the principal amount of its Debentures in cash on the Maturity Date.

(5) The Trustee shall, on the Business Day immediately following the Determination Date, deliver written notice to the Corporation of the aggregate principal amount of Debentures which Holders have elected or are deemed to have elected to convert.

(6) On the Business Day preceding the Maturity Date, if any Debentureholder selects (or is deemed to have selected) option (a) or option (b) set out in Section 4.3(2) and the Corporation has not exercised its right to pay the Conversion Value in cash, or if the Corporation has exercised the Share Repayment Right, the Corporation shall ensure that the following conditions are met:

         (a) The qualification of the Exchangeable Shares to be issued on conversion or pursuant to the Share Repayment Right as Freely Tradeable;

         (b) The listing (or the functional equivalent thereof) of such additional Exchangeable Shares on the TSE;

         (c) The Corporation being a reporting issuer (or its equivalent) in good standing under Applicable Securities Legislation where the distribution of such Exchangeable Shares occurs and where such legislation recognizes the status of a reporting issuer (or its equivalent);

         (d)      No Event of Default shall have occurred and be continuing;

         (e) The receipt by the Trustee of an Officers' Certificate stating that conditions (a), (b), (c) and (d) above have been satisfied and setting forth the number of Exchangeable Shares to be delivered for each $1,000 principal amount of Debentures and the calculation of the Conversion Number; and

         (f) The receipt by the Trustee of an Opinion of Counsel to the effect that such Exchangeable Shares have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture, will be validly issued as fully paid and non-assessable and, that conditions (a) and (b) above have been satisfied and that, relying exclusively on certificates of good standing issued by the relevant securities authorities, condition (c) above is satisfied, except that such opinion in respect of condition (c) need not be expressed with respect to those provinces where certificates of good standing are not issued by the securities authorities.

         If the foregoing conditions are not satisfied prior to the close of business (in the City of Toronto, Ontario) on the Business Day preceding the Maturity Date, the Corporation shall pay in cash the Conversion Value of the Debentures held by any such Debentureholder together with all interest on such Debentures accrued to, but excluding, the Maturity Date (less any tax required by law to be deducted), unless the Debentureholder waives the conditions which are not satisfied.

(7) In the event that the Corporation exercises its Share Repayment Right, or a Debentureholder selects (or is deemed to have selected) option (a) or option (b) set out in Section 4.3(2) and the Corporation has not exercised its right to pay the Conversion Value in cash, upon presentation and surrender of the Debenture for payment on maturity at the place where the register is maintained pursuant to Section 2.9 or any other place specified in the Maturity Notice, the Corporation shall
         (i) pay or cause to be paid in cash to the Holder thereof all accrued and unpaid interest to the Maturity Date and the cash equivalent contemplated for fractional shares in Section 4.5, if any, in each case less any tax required by law to be deducted; and (ii) deliver or cause to be delivered to the Holder thereof, certificates representing the Freely Tradeable Exchangeable Shares to which such Holder is entitled.

(8) If the repayment by delivery of Exchangeable Shares (or any portion thereof) to which a Holder is entitled pursuant to this Section 4.3 or the conversion of Debentures into Exchangeable Shares pursuant to option (a) or option (b) set out in Section 4.3(2) is subject to withholding taxes, the Corporation, for the account of the Holder, shall sell, or cause to be sold, through investment banks, brokers or dealers selected by the Corporation, out of the Exchangeable Shares issued by the Corporation pursuant to this Section 4.3, such number of Exchangeable Shares that is sufficient to yield net proceeds (after payment of all costs) to cover the amount of taxes required to be withheld, and shall remit same, or cause same to be remitted on behalf of the Corporation, to the proper tax authorities within the period of time prescribed for this purpose under applicable laws.

SECTION 4.4 COMPLETION OF CONVERSION.

(1) As soon as reasonably practicable but in any event on or prior to the fifth Business Day after each Conversion Date, the Corporation and/or the Trustee shall send by first class mail, postage prepaid, to each Holder who has elected to convert its Debentures pursuant to Section
         4.1 on such Conversion Date: (a) a cheque for the Conversion Value of each $1,000 principal amount of Debentures which such Holder has elected to convert together with interest on such Conversion Value at the rate of 6.00% per annum for the period from and including the Business Day immediately after such Conversion Date to but excluding the day such cheque is deposited in the mail, provided that the Corporation has exercised its right pursuant to Section 4.2, or certificates for the Exchangeable Shares to which such Holder is entitled provided that such Debentureholder has not completed the Retraction Request forming part of the Conversion Notice; (b) a cheque for interest accrued on such Debentures from the last date to which interest has been paid on such Debentures to but excluding the Conversion Date; (c) a cheque for the cash equivalent for any fractional Exchangeable Share contemplated by Section 4.5 to which such Holder is entitled; and (d) if such Holder has elected to convert a principal amount of Debentures (the "EXERCISED AMOUNT") which is less than the principal amount of the Debentures delivered by such Holder to the Trustee with the Holder's Conversion Notice (the "REGISTERED AMOUNT"), Debenture(s) registered in the name of such Holder in an aggregate principal amount equal to the amount by which the registered amount exceeds the exercised amount, less in all cases any tax required by law to be deducted.

(2) All Debentures converted in whole or in part shall be delivered to and cancelled by the Trustee in accordance with Article 10 and the Trustee shall amend the register maintained by it pursuant to Section 2.9 accordingly.

(3) The Corporation shall provide to the Trustee the certificates for the Exchangeable Shares and for the Debentures to be delivered pursuant to
         Section 4.4(1), if any, and pay to the Trustee sufficient funds, by certified cheque, bank draft or wire transfer, in a timely manner, to permit the Trustee to fulfil its obligations under Section 4.4(1) and to make the payments, if any, required by Section 4.2 and Section 4.5.

SECTION 4.5 FRACTIONAL SHARES.

         No fractional Exchangeable Shares shall be delivered upon the conversion of Debentures or exercise of the Share Repayment Right but, in lieu thereof, the Corporation shall pay, or cause to be paid, to a Debentureholder who would otherwise be entitled to a fractional Exchangeable Share the cash equivalent thereof (determined on the basis of the Current Market Price on the date of the Conversion Notice or the Maturity Date, as applicable), less any tax required by law to be deducted.

SECTION 4.6 RELATING TO THE ISSUE OF EXCHANGEABLE SHARES.

(1) A Holder shall be treated as the shareholder of record of the Exchangeable Shares issued on due conversion of its Debentures or due exercise by the Corporation of the Share Repayment Right, and the issuance of Exchangeable Shares shall be deemed to have occurred for all purposes effective immediately after the close of business (in the City of Toronto, Ontario) on the Conversion Date, in the case of a conversion pursuant to Section 4.1 or on the Maturity Date, in the case of the exercise of the Share Repayment Right pursuant to Section 4.3, and such Holder shall be entitled to all substitutions therefor, all income earned thereon or accretions thereto and all dividends or distributions (including stock dividends and dividends or distributions in kind) thereon and arising thereafter and in the event that the Trustee receives the same, it shall hold the same in trust for the benefit of such Holder.

(2) The Corporation shall at all times reserve and keep available out of its authorized Exchangeable Shares (if the number thereof is or becomes limited) solely for the purpose of issue and delivery upon the conversion of Debentures or the exercise of the Share Repayment Right as provided herein, and shall issue to Debentureholders who may exercise their conversion rights hereunder or to whom Exchangeable Shares shall be issued pursuant to exercise of the Share Repayment Right, such number of Exchangeable Shares as shall be issuable in such events. All Exchangeable Shares which shall be so issued shall be duly and validly issued as fully paid and non-assessable.

(3) The Corporation shall comply with all Applicable Securities Legislation regulating the issue and delivery of Exchangeable Shares upon conversion of Debentures or exercise of the Share Repayment Right and shall cause to be listed and posted for trading (or the function equivalent thereof) such Exchangeable Shares on the TSE.

SECTION 4.7 TAXES AND CHARGES ON THE ISSUE OF EXCHANGEABLE SHARES.

         The Corporation shall from time to time promptly advise the Trustee in writing of, and pay, or make provision satisfactory to the Trustee for the payment of, all taxes and charges which may be imposed by the laws of Canada or any province thereof (except income tax, capital gains tax, withholding tax or security transfer tax, if any) and which shall be payable with respect to the issuance or delivery of Exchangeable Shares to Holders upon the conversion of Debentures or exercise of the Share Repayment Right pursuant to the terms of the Debentures and this Indenture.

                                    ARTICLE 5
                                   ADJUSTMENTS

SECTION 5.1 ADJUSTMENT UPON SUBDIVISION OR CONSOLIDATION.

         If and whenever at any time after the date hereof, the outstanding Exchangeable Shares are subdivided or redivided into a greater number of Exchangeable Shares or are reduced, combined or consolidated into a smaller number of Exchangeable Shares or upon a distribution of Exchangeable Shares to all or substantially all holders of Exchangeable Shares by way of a stock dividend or otherwise (other than an issue of shares to holders of Exchangeable Shares who have elected to receive dividends in stock in lieu of receiving cash dividends) (each such event being referred to in this section as a "CHANGE"), the AMVESCAP Share Rate shall thereafter be adjusted to be equal to the number of Exchangeable Shares which a holder of that number of Exchangeable Shares equal to the AMVESCAP Share Rate (prior to such adjustment) would have been entitled to receive as a result of such change on the effective date of such change.

SECTION 5.2 REORGANIZATION EVENT.

         If and whenever at any time after the date hereof there shall occur any Reorganization Event, the AMVESCAP Share Rate and/or the definition of Current Market Price shall be adjusted or revised, respectively, by the board of directors of the Guarantor, subject to the prior consent of the Recognized Stock Exchange on which the Exchangeable Shares are listed, if such consent is required, in such manner as the board of directors of the Guarantor may in their sole discretion determine to be fair and equitable in the circumstances to the Holders, which determination shall be conclusive, and such adjustment shall be effective as of the effective date of such Reorganization Event.

SECTION 5.3 ADJUSTMENTS AS A RESULT OF CERTAIN DISTRIBUTIONS AND EXTRAORDINARY
            CASH DIVIDENDS.

(1) If and whenever at any time after the date hereof, the Corporation shall (i) make a distribution of Distributed Property to all or substantially all holders of the Exchangeable Shares or (ii) issue options, rights or warrants to all or substantially all holders of the Exchangeable Shares entitling them to acquire Exchangeable Shares or other securities convertible into, or exchangeable for, Exchangeable Shares at less than 95% of the Current Market Price prevailing at the time of such issue, then the AMVESCAP Share Rate shall thereafter be equal to:

                                      1000
                                     -------
                                     (A - B)

         where:

         A equals 1,000 divided by the AMVESCAP Share Rate in effect immediately prior to the distribution or issue; and

         B is a number equal to the value of the Distributed Property, or the value of such options, rights or warrants, in respect of each Exchangeable Share as determined by the Directors, acting reasonably, which determination shall be conclusive provided, however, that for purposes of this Section 5.3(1) the value of any such rights shall be deemed to be zero if at the time the Corporation issues such rights:

         (a) the Corporation issues to each Debentureholder the number of such rights such Debentureholder would have been entitled to receive if such Debentureholder had converted its Debentures into Exchangeable Shares on the record date for the issue of such rights, provided that, if as a result of the issuance of such rights to a Debentureholder there would be a requirement to file a registration statement with the Securities and Exchange Commission in the United States or a similar document in any other jurisdiction or ongoing disclosure or other requirements in the United States or in any other jurisdiction, the Corporation shall not issue any such rights to such Debentureholder but in lieu of the rights such Debentureholder would otherwise be entitled to receive, such Debentureholder shall be entitled to receive a cash payment equal to the net proceeds (after expenses) received by or on behalf of the Corporation upon the sale of such rights and promptly after the issuance of such rights, the Corporation shall sell such rights or shall cause such rights to be sold; and

         (b) such rights are listed (or the functional equivalent thereof) on the TSE.

(2) If and whenever at any time after the date hereof payment of a cash dividend by the Corporation results in an Extraordinary Cash Dividend in respect of the calendar year in which the dividend was paid, the AMVESCAP Share Rate shall thereafter be equal to:

                                      1000
                                     -------
                                     (A - B)

         where:

         A equals 1,000 divided by the AMVESCAP Share Rate in effect immediately prior to the payment of the Extraordinary Cash Dividend; and

         B is a number equal to the amount of the Extraordinary Cash Dividend in respect of each Exchangeable Share.

SECTION 5.4 DISCRETIONARY ADJUSTMENT.

         In case the Corporation after the date hereof shall take any action affecting, or relating to, the Exchangeable Shares, other than any action described in Section 5.1 or Section 5.3 which in the opinion of the Directors would prejudicially affect the rights of Holders upon conversion, the AMVESCAP Share Rate shall be adjusted by the Directors, subject to the prior consent of the Recognized Stock Exchange on which the Exchangeable Shares are listed, if such consent is required, in such manner, if any, and at such time, as they may in their sole discretion determine to be fair and equitable in the circumstances to the Holders, which determination shall be conclusive. Failure of the Directors to take action so as to provide for an adjustment on or prior to the effective date of any action by the Corporation affecting the Exchangeable Shares shall be conclusive evidence that the Directors have determined that it is fair and equitable to make no adjustment in the circumstances.

SECTION 5.5 CHANGES AFFECTING EXCHANGEABLE SHARES.

         If and whenever at any time after the date hereof there shall be a reclassification or redemption of Exchangeable Shares (other than a subdivision, redivision, reduction, combination or consolidation), a change of Exchangeable Shares into other shares or into other securities, a consolidation, amalgamation, merger, reorganization or arrangement of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation, merger, reorganization or arrangement which does not result in a re-classification or change of the outstanding Exchangeable Shares) (any such event being herein called a "CAPITAL REORGANIZATION"), then notwithstanding any other provision of this Indenture, after the effective date of such Capital Reorganization any Holder who is entitled to receive Exchangeable Shares as a result of the exercise by the Holder after such date of its conversion right or the exercise by the Corporation after such date of the Share Redemption Right or the Share Repayment Right shall be entitled to receive and shall accept, in lieu of Exchangeable Shares, such other shares or securities or other property which such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of Exchangeable Shares. After the effective date of such Capital Reorganization, the other provisions of this Indenture including, without limitation, Section 3.6, Section 4.1 and Section 4.3, shall be revised to the extent necessary, as determined by the Directors in their sole discretion, which determination shall be conclusive, to give effect to the foregoing provisions of this Section 5.5.

SECTION 5.6 RULES APPLICABLE TO ADJUSTMENTS.

(1) The adjustments provided for in Section 5.1 and Section 5.3 shall be cumulative and all adjustments provided for in Article 5 shall be made successively. Notwithstanding the foregoing, (i) no adjustment to the calculation of the AMVESCAP Share Rate will be required, unless the cumulative effect of such adjustment would result in a change of at least 1.00% to such rate and (ii) there will be no adjustment of the AMVESCAP Share Rate in respect of any event described in Section 5.3(1) if the Debentureholders are allowed to participate as though they had converted their Debentures prior to the applicable record date or effective date, subject to the approval of any Recognized Stock Exchange on which the Exchangeable Shares are listed.

(2) If a dispute shall at any time arise with respect to the adjustments provided for in this Article 5, such dispute shall be conclusively determined by the Directors, subject to the prior consent of the Recognized Stock Exchange on which the Exchangeable Shares are listed, if required, and any such determination shall be binding upon the Corporation, the Guarantor, the Trustee and the Holders.

(3) If necessary and determined appropriate by the Directors, appropriate adjustments shall be made by the Directors in the application of the provisions set forth in this Article 5 with respect to the rights and interest thereafter of Holders so that the adjustments as set forth in this Article 5 shall thereafter correspondingly be made in relation to any shares, other securities or other property thereafter deliverable upon conversion of Debentures.

(4) The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment in the AMVESCAP Share Rate or the occurrence of a Reorganization Event or a Capital Reorganization provide to the Trustee an Officers' Certificate specifying the nature of such event and the impact thereof on the terms of the Debentures and setting forth in reasonable detail the method of calculation of any adjustment.

SECTION 5.7 NOTICE OF SPECIAL EVENTS.

         The Corporation shall give notice to the Debentureholders in the manner provided in Section 2.16 as soon as practicable and in any event within 10 Business

Days following the occurrence of any event referred to in Section 5.6(4) and such notice shall specify the particulars of such event and any resulting adjustments to be made in the terms of the Debentures. Contemporaneously with the giving of such notice, the Corporation shall issue a press release over a newswire service in Canada and the United Kingdom advising Debentureholders of the occurrence of such event and the particulars thereof and any resulting adjustments to be made in the terms of the Debentures.

                                    ARTICLE 6
                           SUBORDINATION OF DEBENTURES

SECTION 6.1 AGREEMENT TO SUBORDINATE.

         Each Debentureholder, by its acceptance thereof, acknowledges and agrees, that the payment of all amounts owing hereunder or under the Debentures is hereby expressly subordinated and postponed, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Liabilities. Without prejudice to the rights of any other holder of Senior Liabilities not having done so, the benefit of this Article 6 and of any other provision hereof and of the Debentures relating to the subordination and postponement thereof may be accepted at any time by or on behalf of any holder of Senior Liabilities by written notice to the Trustee.

SECTION 6.2 DISTRIBUTION ON INSOLVENCY OR WINDING-UP.

         In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings relative to the Corporation or the Guarantor, or to the property or assets of the Corporation or the Guarantor, or in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Corporation or the
Guarantor:

         (a) The holders of all Senior Liabilities will first be entitled to receive payment in full of all amounts payable under the Senior Liabilities, before the Debentureholders will be entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in any such event in respect of any of the Debentures;

         (b) Any payment by, or distribution of assets of, the Corporation or the Guarantor of any kind or character, whether in cash, property or securities (other than securities of the Corporation or the Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this
                  Article 6 with respect to the Debentures, to the payment of all Senior Liabilities, provided that (i) the Senior Liabilities are assumed by the new corporation(s), if any, resulting from such reorganization or readjustment and (ii) without prejudice to the rights of such holders with respect to any such plan (including without limitation as to whether or not to approve same and on what conditions to do
                  so), the rights of the holders of Senior Liabilities are not altered adversely by such reorganization or readjustment) to which the Debentureholders or the Trustee would be entitled, except for the provisions of this Article 6, will be paid or delivered by the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver, a receiver-manager, a liquidator or otherwise, directly to the holders of Senior Liabilities or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Liabilities may have been issued, subject to the terms of such Senior Liabilities including, without limitation, the ranking, if any, amongst such Senior Liabilities, rateably according to the aggregate amounts remaining unpaid on account of the Senior Liabilities held or represented by each, to the extent necessary to make payment in full of all Senior Liabilities remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Liabilities; and

         (c) Subject to Section 6.6, if, notwithstanding the foregoing, any payment by, or distribution of assets of, the Corporation or the Guarantor of any kind or character, whether in cash, property or securities (other than securities of the Corporation or the Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this
                  Article 6 with respect to the Debentures, to the payment of all Senior Liabilities, provided that (i) the Senior Liabilities are assumed by the new corporation(s), if any, resulting from such reorganization or readjustment and (ii) without prejudice to the rights of such holders with respect to any such plan (including without limitation as to whether or not to approve same and on what conditions to do so), the rights of the holders of Senior Liabilities are not altered adversely by such reorganization or readjustment), is received by the Trustee or the Debentureholders before all Senior Liabilities are paid in full, such payment or distribution will be held in trust for the benefit of and, subject to the terms of such Senior Liabilities including, without limitation, the ranking, if any, amongst such Senior Liabilities, will be paid over to the holders of such Senior Liabilities or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Liabilities may have been issued, rateably as aforesaid, for application to the payment of all Senior Liabilities remaining unpaid until such Senior Liabilities have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Liabilities.

SECTION 6.3 SUBROGATION OF DEBENTURES.

         Subject to the prior payment in full of all Senior Liabilities, the Debentureholders shall be subrogated to the rights of the holders of Senior Liabilities to receive payments and distributions of assets of the Corporation or the Guarantor in respect of and on account of Senior Liabilities, to the extent of the application thereto of moneys or other assets which would have been received by the Debentureholders, but for the provisions of this Article 6, until the principal of and interest and all other amounts owing on the Debentures and under this Indenture shall be paid in full. No payment or distribution of assets of the Corporation or the Guarantor to the Debentureholders which would be payable or distributable to the holders of Senior Liabilities pursuant to this Article 6 shall, as between the Corporation, the Guarantor, their creditors (other than the holders of Senior Liabilities) and the Debentureholders, be deemed to be a payment by the Corporation or the Guarantor to or on account of the Debentureholders, it being understood that the provisions of this Article 6 are, and are intended, solely for the purpose of defining the relative rights of the Debentureholders, on the one hand, and the holders of the Senior Liabilities, on the other hand. Nothing contained in this
Article 6 or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Corporation or the Guarantor and their respective creditors (other than the holders of Senior Liabilities and the Debentureholders), the obligation of the Corporation or the Guarantor, which is unconditional and absolute, to pay to the Debentureholders the principal of and interest on the Debentures, as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Debentureholders and the creditors of the Corporation, other than the holders of the Senior Liabilities, nor shall anything herein or therein prevent the Trustee or the Holder of any Debentures from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to Article 9 and the rights, if any, under this Article 6, of the holders of Senior Liabilities upon the exercise of any such remedy.

SECTION 6.4 NO PAYMENT TO DEBENTUREHOLDERS IF EVENT OF DEFAULT UNDER THE SENIOR
            LIABILITIES.

(1) Upon the maturity of any Senior Liabilities by lapse of time, acceleration or otherwise, then, except as hereinafter otherwise provided in Section 6.4(3), all amounts payable under such Senior Liabilities shall first be paid in full, or shall first have been duly provided for, before any payment on account of principal of or interest or any other amount owing on the Debentures or under this Indenture is made.

(2) Except as hereinafter otherwise provided in Section 6.4(3), the Corporation and the Guarantor shall not make any payment, and the Debentureholders shall not be entitled to demand, institute proceedings for the collection of, or receive any payment or benefit (including without limitation by compensation, set-off, combination of accounts or realization of security or otherwise in any manner whatsoever) on account of the indebtedness represented by the Debentures (other than pursuant to the right of conversion) (i) in a manner inconsistent with the terms (as they exist on the date hereof) of this Indenture or of the Debentures, or (ii) at any time when a default or an event of default, as defined in any Senior Liabilities or any instrument evidencing the same and permitting, by the lapse of time or giving of notice, the holders thereof to accelerate the maturity thereof, has occurred under any Senior Liabilities and is continuing and notice of such default or event of default has been given by or on behalf of the holders of Senior Liabilities to the Corporation or the Guarantor, as the case may be, unless and until such Senior Liabilities have been paid and satisfied in full, or unless and until such default or event of default shall have been cured or waived or shall have ceased to exist in accordance with the provisions of such Senior Liabilities.

(3) For greater certainty but without limiting the generality of the foregoing, this Section 6.4 shall not be construed so as to prevent the Trustee from receiving and retaining any payments on account of Debentures which are made (i) in a manner that is consistent with the terms of this Indenture or of the Debentures and (ii) at any time when no default or event of default, as defined in any Senior Liabilities or any instrument evidencing the same and permitting, by the lapse of time or giving of notice, the holders thereof to accelerate the maturity thereof, has occurred and is continuing and in respect of which notice has not been given by or on behalf of the holders of Senior Liabilities to the Corporation or the Guarantor.

SECTION 6.5 AUTHORIZATION OF DEBENTUREHOLDERS TO TRUSTEE TO EFFECT
            SUBORDINATION.

         Each Holder of Debentures, by its acceptance thereof, authorizes and directs the Trustee, on its behalf, to take such action as may be necessary or appropriate to effect the subordination and postponement provided for in this
Article 6 and appoints the Trustee its attorney-in-fact for any and all such purposes.

SECTION 6.6 KNOWLEDGE OF TRUSTEE.

         Notwithstanding the provisions of this Article 6, the Trustee will not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee has received written notice thereof from or on behalf of the Corporation, the Guarantor, any Debentureholder or any holder or representative of any Senior Liabilities.

SECTION 6.7 TRUSTEE MAY HOLD SENIOR LIABILITIES.

         The Trustee is entitled to all the rights set forth in this Article 6 with respect to any Senior Liabilities at the time held by it, to the same extent as any other holder of Senior Liabilities, and nothing in this Indenture deprives the Trustee of any of its rights as such holder.

SECTION 6.8 RIGHTS OF HOLDERS OF SENIOR LIABILITIES NOT IMPAIRED.

         No right of any present or future holder of any Senior Liabilities to enforce the subordination and postponement provided for in this Article 6 will at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or the Guarantor or by any non-compliance by the Corporation or the Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

SECTION 6.9 ALTERING THE SENIOR LIABILITIES.

         The holders of the Senior Liabilities have the right to extend, renew, modify or amend the terms of the Senior Liabilities or any security therefor and to release, sell or exchange such security and otherwise to deal freely with the Corporation and the Guarantor, all without notice to or consent of the Debentureholders or the Trustee and without affecting the liabilities and obligations of the parties to this Indenture or the Debentureholders or the subordination and postponement provided for in this Article 6.

SECTION 6.10 ADDITIONAL INDEBTEDNESS.

         This Indenture does not restrict the Corporation or the Guarantor from incurring additional Indebtedness or mortgaging, pledging or charging its properties to secure any Indebtedness.

SECTION 6.11 RIGHT OF DEBENTUREHOLDER TO CONVERT NOT IMPAIRED.

         The subordination of the Debentures to the Senior Liabilities and the provisions of this Article 6 do not impair in any way the right of a Debentureholder to convert its Debentures pursuant to Section 4.1.

                                    ARTICLE 7
                              GUARANTEE OF AMVESCAP

SECTION 7.1 GUARANTEE FOR BENEFIT OF ALL DEBENTUREHOLDERS

         The provisions of this Article 7 are for the benefit of, and the Trustee shall hold all rights hereby conferred in trust for the equal and rateable benefit of, all present and future Debentureholders.

SECTION 7.2 GUARANTEE OF PRINCIPAL, INTEREST AND OTHER AMOUNTS

         Subject to Article 6:

         (a) The Guarantor agrees to be liable for and irrevocably and unconditionally guarantees the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) and at all times thereafter, and performance, of all of the obligations hereinafter owing to Debentureholders and the Trustee by the Corporation pursuant to this Indenture and the Debentures. The obligations of the Guarantor under this
                  Article 7 are primary, absolute and unconditional; and

         (b) This guarantee by the Guarantor is a continuing guarantee of payment and performance, in full, of the obligations of the Corporation under this Indenture and the Debentures and not of collection and is in no way conditional or contingent upon any attempt to collect from the Corporation. The obligations of the Guarantor under this Article 7 shall not be discharged until payment and performance, in full, of the obligations of the Corporation under this Indenture and the Debentures has occurred and the Trustee has become obligated pursuant to
                  Section 10.4 to execute and deliver such deeds or other instruments as shall be requisite to release the Corporation and the Guarantor from the terms of this Indenture and the Debentures, except those relating to the indemnification of the Trustee. In the event of a default in payment of any amounts owing under this Indenture or the Debentures or in performance of any of the Corporation's obligations under this Indenture or the Debentures, the Trustee (or any Debentureholder when so permitted under this Indenture) may institute legal proceedings directly against the Guarantor to enforce this guarantee without proceeding against the Corporation.

SECTION 7.3 THE GUARANTOR'S LIABILITY ON DISCHARGE OF THE CORPORATION

(1)      Subject to Article 6, in the event that:

         (a) The Trustee, pursuant to Section 9.1, shall have declared the principal of and interest on the Debentures then outstanding and any other amounts payable under this Indenture to be due and payable and that no part of or a portion only such principal and interest or any other amounts payable under this Indenture shall have been paid by or on behalf of the Corporation and by operation of law the Corporation shall have been discharged from all further liability under or in respect of the Debentures;

         (b) Pursuant to any compromise or arrangement, whether voluntary or involuntary, between the Corporation and its creditors or any of them, the

                  Debentures are cancelled or the terms thereof are modified, or this Indenture terminated;

         (c) In any other way, the Corporation is released from its obligations under and with respect to the Debentures or any amounts payable under this Indenture or any part thereof,

         then for all purposes hereof the Debentures and all amounts payable under this Indenture shall nevertheless be deemed to be still in existence and outstanding and the Guarantor shall, on the date of such discharge, cancellation, modification, termination or release, be primarily liable to make payment of interest (including interest on amounts in default) and principal on the Debentures and all other amounts payable under this Indenture in the same manner as though the Guarantor were a party to this Indenture in place of the Corporation and with primary liability hereunder but only to the extent that there are insufficient funds in the hands of the Trustee at such time to make such payment.

(2) Subject to Article 6, for the purposes of the foregoing, the Guarantor shall pay as aforesaid to the Trustee, for the equal and rateable benefit of each and every Debentureholder, the amounts required to be paid on the dates provided for such payments under the provisions of this Indenture.

SECTION 7.4 LIABILITY OF THE GUARANTOR

(1) The Guarantor agrees with the Trustee that, as among the Guarantor, the Debentureholders and the Trustee, the obligations of the Guarantor shall not be satisfied, reduced, affected or discharged by time being given, or any other forbearance whatsoever whether as to time of performance or otherwise, including, without limitation, the acceptance of any partial payment or performance of any obligations of the Corporation under this Indenture or the Debentures, or by any failure or delay in giving any notice required under this Indenture.

(2) The Guarantor agrees that its obligations under this Article 7 shall not be affected or impaired by any act, omission, matter or thing whatsoever occurring before, upon or after any of the obligations of the Corporation under this Indenture or the Debentures become due and payable which might constitute a whole or partial defence to a claim against the Guarantor under this Article 7 or might operate to release or otherwise exonerate the Guarantor from any of its obligations under this Article 7 or otherwise affect such obligations.

(3) The Trustee and the Debentureholders may, pursuant to the terms of this Indenture, modify, extend, renew, replace, amend, supplement, continue or alter any provisions of the Debentures or this Indenture and may deal with the

         Corporation, the Debentures and this Indenture without releasing, discharging, limiting or otherwise affecting in whole or in part the obligations of the Guarantor under this Article 7, without the consent of or notice to the Guarantor and, for greater certainty, the Debentureholders and the Trustee shall not be bound either to seek or exhaust their recourse against the Corporation or against any other Person or against the property of the Corporation or of any other Person before being entitled, subject to Article 6, to payment from the Guarantor.

SECTION 7.5 SUBROGATION

(1) Any payment by or recovery from the Guarantor of any amounts payable by the Corporation under this Indenture shall not (except as between the Corporation and the Debentureholders and the Trustee and to the extent of any such payment) be taken to relieve the Corporation from liability for such payment, but such liability of the Corporation shall continue unimpaired as a liability enforceable by or on behalf of the Guarantor in respect thereof, and the Guarantor shall be subrogated pro tanto as against the Corporation to the rights, privileges and powers to which the Trustee and/or the Debentureholders were entitled prior to such payment by or on behalf of the Guarantor provided nevertheless that such rights of the Guarantor shall rank subsequent to and not pari passu with the rights of the Trustee and/or the Debentureholders hereunder. The Guarantor shall not, unless and until the whole of the principal amount of the Debentures and the interest thereon and all other amounts owing under this Indenture shall have been paid, be entitled to any rights or remedies in subrogation to the rights, privileges and powers of the Trustee and/or the Debentureholders as aforesaid.

(2) Except as hereinbefore in this Section 7.5 expressly provided with respect to the rights of the Guarantor by way of subrogation to the rights, privileges and powers of the Trustee, nothing contained in this
         Section 7.5 shall or shall be deemed to restrict the recovery by the Guarantor at any time from the Corporation of any amounts that may have been paid by or on behalf of the Guarantor hereunder.

(3) If the Trustee shall hold any assets for the benefit of the Debentureholders whether or not such assets are the property of the Corporation or if the Trustee shall be a party to any proceedings, or shall have any rights to institute any proceedings, for the benefit of the Debentureholders, whether against the Corporation or its property or otherwise, the Guarantor shall, at such time as the whole of the principal amount of the Debentures, the interest (including interest on amounts in default) thereon and all other amounts owing under this Indenture shall have been paid, be entitled to all such assets and rights and shall be subrogated to the rights, privileges and powers of the Trustee with respect thereto and with respect to any such proceedings.

SECTION 7.6 WAIVER

         The Guarantor hereby waives notice of acceptance of the guarantee contained in this Article 7 and acknowledges that the guarantee, covenants and agreements of the Guarantor herein contained and provided for shall take effect and are hereby declared to be binding upon the Guarantor notwithstanding any defect in or omission from this Indenture or the Debentures. The Guarantor hereby unconditionally waives notice of any of the matters referred to in
Section 9.1, all notices which may be required by any statute, rule of law, contract or otherwise to preserve any rights of the Trustee on behalf of any Debentureholders against the Guarantor hereunder, including any right to the enforcement, assertion or exercise of any right, remedy, power or privilege, and any requirement of diligence on the part of the Trustee.

SECTION 7.7 WAIVER OF DEFAULT

         The Guarantor shall be deemed not to be in default hereunder if the default of the Corporation in respect of which the Guarantor would otherwise be or become liable hereunder shall have been waived or directed to be waived pursuant to Section 9.2.

SECTION 7.8 ACKNOWLEDGEMENT

         The Guarantor acknowledges that the guarantee contained in this Article 7 is in addition to and not in substitution for any other guarantee(s) held or that may hereafter be held by the Trustee.

SECTION 7.9 NOTICE TO GUARANTOR

         Any notices, demands and other communications to the Guarantor under the provisions of this Article 7 shall be valid and effective if delivered in accordance with Section 2.18 of this Indenture.

SECTION 7.10 NO SET-OFF RIGHTS

         The Guarantor shall not have the right to set-off against the obligations of the Guarantor arising under this Article 7 any indebtedness or obligations which may be at any time due and owing by the Trustee or the Debentureholders to the Guarantor.

                                    ARTICLE 8
                 COVENANTS OF THE CORPORATION AND THE GUARANTOR

SECTION 8.1 COVENANTS OF THE CORPORATION.

         The Corporation covenants with the Trustee that so long as any of the Debentures remain outstanding:

         (a) It will continue to be a wholly-owned subsidiary of the Guarantor;

         (b) It will duly and punctually pay or cause to be paid to every Debentureholder, or to the Trustee on behalf of every Debentureholder, the principal thereof and any interest accrued thereon, at the dates and places and in the manner provided for herein and in the Debentures;

         (c) Subject to its rights pursuant to Article 11, it will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and will, if and whenever required in writing by the Trustee, forthwith file with the Trustee copies of all annual and periodic reports of the Guarantor furnished to the Corporation's shareholders after the date hereof, and at all reasonable times it will furnish or cause to be furnished to the Trustee or its duly authorized agent or attorney such information relating to its business as the Trustee may reasonably require;

         (d) It will annually, within 120 days of the Corporation's fiscal year end (and at any other reasonable time upon demand by the Trustee), deliver to the Trustee an Officers' Certificate confirming that it has complied with all requirements contained in this Indenture that, if not complied with, would, with the giving of notice, lapse of time or otherwise, constitute an Event of Default, or, if there has been failure to comply, giving particulars thereof;

         (e) It will remain a reporting issuer (or its equivalent) in good standing under Applicable Securities Legislation where the distribution of Exchangeable Shares may occur in accordance with the terms of this Indenture and the Debentures and where such legislation recognizes the status of reporting issuer (or its equivalent);

         (f) In order to prevent any accumulation after maturity of unpaid interest, it will not, except with the approval of Holders of a majority in principal amount of Debentures then outstanding expressed by written notice or resolution passed at a meeting of Holders held in accordance with Article 12, directly or indirectly extend or assent to the extension of the time for payment of any interest payable hereunder or be a party to or approve any such arrangement by funding any of such interest or in any other manner. In case the time for payment of any such interest shall be so extended, whether for a definite period or otherwise, such interest shall not be entitled in case of default hereunder to the benefit of this Indenture, except subject to the prior payment in full of the principal of all Debentures then outstanding and of all interest on such Debentures, the payment of which has not been so extended;

         (g) It will cause the Debentures and, subject to Section 5.5, the Exchangeable Shares to remain listed and posted for trading (or the functional equivalent thereof) on the TSE;

         (h) It will, at the relevant times and upon exercise of the relevant rights or elections, comply and take all measures necessary to comply at all times with Section 3.6(3), Section 4.1(4) and Section 4.3(6);

         (i) It will, forthwith upon being notified of any default or event of default by the holders of Senior Liabilities, as contemplated in Section 6.4(2), notify the Trustee of such default or event of default; and

         (j) Generally, it will duly and punctually perform and carry out all of the acts or things to be done by it as provided in this Indenture.

SECTION 8.2 TRUSTEE TO GIVE NOTICE OF EVENT OF DEFAULT.

         The Trustee shall give to the Holders of Debentures, the Corporation and the Guarantor in the manner provided for in Section 2.16 or Section 2.18, as the case may be, within 30 days after the Trustee becomes aware of the occurrence of any Event of Default, notice of every such Event of Default continuing at the time the notice is given, unless the Trustee reasonably and in good faith determines that it is in the best interests of the Debentureholders to withhold such notice and so informs the Corporation and the Guarantor in writing.

SECTION 8.3 PERFORMANCE OF COVENANTS BY TRUSTEE.

         If the Corporation or the Guarantor fails to perform any of their respective covenants contained in this Indenture, the Trustee may notify the Holders of such failure or may itself perform any of such covenants capable of being performed by it, but shall be under no obligation to do so. All sums so expended or advanced by the Trustee shall be repayable as provided in Section
14.7. No such performance or advance by the Trustee shall relieve or be deemed to relieve the Corporation or the Guarantor of any default hereunder.

SECTION 8.4 COVENANT OF THE GUARANTOR.

         The Guarantor will annually, within 120 days of the Guarantor's fiscal year end (and at any other reasonable time upon demand by the Trustee), deliver to the Trustee (i) an Officers' Certificate confirming that it has complied with all requirements contained in this Indenture that, if not complied with, would, with the giving of notice, lapse of time or otherwise, constitute an Event of Default, or, if there has been failure to comply, giving particulars thereof and
(ii) audited consolidated financial statements of the Guarantor for the previous fiscal year.

                                    ARTICLE 9
                             DEFAULT AND ENFORCEMENT

SECTION 9.1 EVENTS OF DEFAULT.

         If and when any one or more of the following events (herein called an "EVENT OF DEFAULT") shall happen with respect to the Debentures, namely:

         (a) A default in payment of principal of the Debentures when due in cash or by delivery of Exchangeable Shares as required hereunder;

         (b) A default in payment of interest on the Debentures when due and payable and the continuance of such default for 30 days;

         (c) A default in performing or observing any of the other covenants, agreements or obligations of the Corporation or the Guarantor as provided herein and the continuance of such default for 60 days after written notice to the Corporation or the Guarantor, respectively, by the Trustee or by the Holders of not less than 25% in principal amount of Debentures then outstanding specifying such default and requiring the same to be remedied, or such longer period of time as the Trustee (having regard to the subject matter of such neglect or non-observance) shall agree to;

         (d) A decree, judgment, or order by a court having jurisdiction in the premises shall have been entered adjudging the Corporation or the Guarantor a bankrupt or insolvent or approving as properly filed a petition seeking reorganization, readjustment, arrangement, composition or similar relief for the Corporation or the Guarantor, under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous applicable law of Canada or any province thereof or of England or appointing under any such law a liquidator or trustee or assignee in bankruptcy or insolvency of the Corporation or the Guarantor or of a substantial part of its property, or ordering pursuant to any such law the winding up or liquidation of the affairs of the Corporation or the Guarantor, and such decree, judgement or order shall have remained in force for a period of 30 consecutive days; or any substantial part of the property of the Corporation or the Guarantor shall be sequestered or attached and shall not be returned to the possession of the Corporation or the Guarantor or released from such attachment, as the case may be, whether by filing of a bond, or stay or otherwise, within 30 consecutive days thereafter;

         (e) The Corporation or the Guarantor shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar relief under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous applicable law of Canada or any province thereof or of England or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency for it or of a substantial part of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability, to pay its debts generally as they become due; or

         (f) A default in respect of any indebtedness for borrowed money of the Corporation or the Guarantor having an outstanding principal amount of fifty million U.S. dollars (U.S.$50,000,000) or more, whether such indebtedness now exists or shall hereafter be created, which default has caused the holder of such indebtedness to declare such indebtedness to be due and payable prior to the date on which it would otherwise become or be due and payable and such acceleration is not rescinded or annulled within 10 days after the date of such acceleration;

then, and in each and every such case which has occurred and is continuing, the Trustee may, in its discretion, and shall, upon the written request of the Holders of not less than 25% in principal amount of Debentures then outstanding, declare the principal of, together with accrued interest on all such Debentures and all other amounts payable hereunder to be due and payable immediately, by a notice in writing to the Corporation and the Guarantor (and to the Trustee if given by the Holders), and upon any such declaration such principal amount, together with accrued interest thereon, and such other amounts shall become immediately due and payable.

SECTION 9.2 WAIVER.

         At any time after such a declaration of acceleration with respect to the Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided, the Holders of a majority in principal amount of Debentures then outstanding, by written notice to the Corporation and the Trustee, may thereupon rescind and annul such declaration and its consequences if the Corporation or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay:

         (a)      All overdue interest on all Debentures;

         (b) The principal of any of the Debentures which have become due otherwise than by such declaration of acceleration, and interest thereon from the date of such declaration at the rate prescribed therefor in the Debentures and all other moneys payable hereunder other then as a result of such declaration of acceleration; and

         (c) To the extent that payment of such interest is lawful and applicable, interest upon overdue instalments of interest at the rate prescribed therefor in such Debentures; and

all Events of Default with respect to the Debentures, other than the non-payment of the principal of and interest on the Debentures which have become due solely by such declaration of acceleration, have been cured or waived in accordance with the provisions of this Indenture.

SECTION 9.3 WAIVER OF DEFAULT OR BREACH.

(1) The Holders of not less than a majority in principal amount of the Debentures then outstanding may on behalf of the Holders of all Debentures waive any past default hereunder with respect to the Debentures and its consequences, except a default:

         (a)      In the payment of the principal of or interest on a Debenture;
                  or

         (b)      In respect of a covenant or provision hereof that under
                  Article 13 cannot be modified or amended without the consent of the Holder of each Debenture then outstanding.

(2) Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 9.4 OTHER REMEDIES.

(1) If an Event of Default occurs and is continuing, the Trustee, upon being funded and indemnified to its reasonable satisfaction, may pursue any available remedy to collect the payment of principal of or interest on the Debentures or to enforce the performance of any term of the Debentures or this Indenture.

(2) The Trustee may maintain a proceeding even if it does not possess any Debentures or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence to the Event of Default.

SECTION 9.5 APPLICATION OF MONEY COLLECTED.

         Subject to Article 6, any money collected by the Trustee pursuant to this Article 9 shall be applied in the following order, at the dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         (a)      First, to the payment of all amounts due to the Trustee under
                  Section 14.7;

         (b) Second, to the payment of all amounts then due and unpaid for principal of and interest on the Debentures and other moneys payable hereunder in respect of which or for the benefit of which such money has been collected rateably, without preference or priority of any kind, according to the amounts due and payable on the Debentures for principal and interest, respectively (less any tax required by law to be deducted); and

         (c) Lastly, the surplus (if any) of such moneys shall be paid to the Corporation, the Guarantor or their respective assigns, unless otherwise required by law;

provided, however, that no payment shall be made pursuant to Section 9.5(b) in respect of the principal or interest of any Debenture held, directly or indirectly, by or for the benefit of the Corporation or the Guarantor or any subsidiary or Affiliate thereof (other than any Debenture pledged for value and in good faith to a Person, other than the Corporation or the Guarantor or any of their subsidiaries or Affiliates, but only to the extent of such Person's interest therein), except subject to the prior payment in full of the principal and interest of all Debentures which are not so held.

SECTION 9.6 CONTROL BY HOLDERS.

         Subject to Section 9.7, the Holders of at least a majority in principal amount of the Debentures then outstanding, may:

         (a) Direct the time, method and place (in Toronto, Ontario) of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to the Debentures, provided that the Trustee has been funded and indemnified to its reasonable satisfaction; and

         (b) Take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of Debentures under any provisions of this Indenture or under applicable law.

SECTION 9.7 LIMITATION ON SUITS.

(1) A Holder of Debentures may pursue a remedy with respect to this Indenture directly itself only if: (i) the Holder gives to the Trustee notice of a continuing Event of Default; (ii) the Holders of at least 25% in principal amount of the Debentures then outstanding make a request in writing to the Trustee to pursue the remedy; (iii) such Holder or Holders offer or provide to the Trustee funding and indemnity in form satisfactory to the Trustee against any loss, liability or expense; (iv) the Trustee does not comply with the request within 30 days after receipt of such request, funding and indemnity; and (v) during such 30-day period the Holders of a majority in principal amount of Debentures then outstanding do not give the Trustee a direction inconsistent with the request.

(2) Holders may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 9.8 RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

         Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on Debentures held by it, on or after the respective due dates expressed in the Debentures (or, in the case of redemption, on the Redemption Date), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

SECTION 9.9 COLLECTION SUIT BY TRUSTEE.

         If an Event of Default specified in Section 9.1(a), Section 9.1(b),
Section 9.1(c) or Section 9.1(f) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Corporation and/or the Guarantor for the whole amount of principal and interest remaining unpaid.

SECTION 9.10 TRUSTEE MAY FILE PROOFS OF CLAIM.

         The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders lodged or allowed in any judicial proceedings relative to the Corporation, the Guarantor or their respective creditors or property.

SECTION 9.11 UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defences made by the party litigant. This Section 9.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 9.7, or a suit by any Holder or group of Holders of more than 10% in principal amount of the Debentures then outstanding.

SECTION 9.12 DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of Debentures to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 9 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 9.13 REMEDIES CUMULATIVE.

         No remedy herein conferred upon or reserved to the Trustee or upon or to the Holders is intended to be exclusive of any other remedy, but each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now existing or hereafter to exist by law or statute.

SECTION 9.14 JUDGMENT AGAINST THE CORPORATION AND/OR THE GUARANTOR.

         The Corporation and the Guarantor covenants and agrees with the Trustee that, in case of any judicial or other proceedings to obtain judgment for payment of the principal of or interest on the Debentures, judgment may be rendered against either of them in favour of the Holders or in favour of the Trustee, as trustee for the Holders, for the amount which may remain due in respect of the Debentures and the interest thereon.

SECTION 9.15 DISTRIBUTION OF PROCEEDS.

         Payments to Holders of Debentures pursuant to Section 9.5(b) shall be made as follows:

         (a) At least 10 days' notice of every such payment shall be given in the manner provided in Section 2.16 specifying the time when and the place or places where the Debentures are to be presented and the amount of the payment and the application thereof as between principal, interest and any other moneys payable hereunder;

         (b) Payment of any Debenture shall be made upon presentation thereof at any one of the places specified in such notice and any such Debenture thereby paid in full shall be surrendered, otherwise a memorandum of such payment shall be endorsed thereon; but the Trustee may in its discretion dispense with presentation and surrender or endorsement in any special case upon such indemnity being given as it shall deem sufficient;

         (c) From and after the date of payment specified in the notice, interest shall accrue only on the amount which remains unpaid on each Debenture after giving effect to the payment specified in such notice, unless such

                  Debenture be duly presented on or after the date so specified and payment of such amount be not made; and

         (d) The Trustee shall not be required to make any interim payment to Debentureholders, unless the moneys in its hands, after reserving therefrom such amount as the Trustee may think necessary to provide for the payments mentioned in Section 9.5(a), exceed 5% of the principal amount of the Debentures.

SECTION 9.16 IMMUNITY OF SHAREHOLDERS, ETC.

         The Debentureholders and the Trustee hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against, any past, present or future incorporator, shareholder, director or officer (as such) of the Corporation for the payment of the principal or interest on any of the Debentures or on any covenant, agreement, representation or warranty by the Corporation herein or in the Debentures contained; provided, however, that nothing in this section shall prevent recourse to and the enforcement of liability of any such incorporator, shareholder, director or officer of the Corporation based upon the fraud of such incorporator, shareholder, director or officer.

SECTION 9.17 TRUSTEE APPOINTED ATTORNEY.

         The Corporation hereby irrevocably appoints the Trustee to be the attorney of the Corporation for and in the name and on behalf of the Corporation to execute any instrument and do any acts and things which the Corporation ought to sign, execute and do hereunder and generally to use the name of the Corporation in the exercise of all or any of the powers hereby conferred on the Trustee, with full powers of substitution and revocation.

                                   ARTICLE 10
                           SATISFACTION AND DISCHARGE

SECTION 10.1 CANCELLATION AND DESTRUCTION.

         All matured Debentures shall forthwith after payment thereof be delivered to the Trustee or to a Person appointed by it or by the Corporation with the approval of the Trustee and cancelled. All Debentures cancelled or required to be cancelled under this or any other provision of this Indenture may be destroyed by or under the direction of the Trustee by cremation or otherwise (in the presence of a representative of the Corporation, if the Corporation shall so require) and the Trustee shall prepare and retain a certificate of such destruction and deliver a duplicate thereof to the Corporation.

SECTION 10.2 NON-PRESENTATION OF DEBENTURES.

         If the Holder of any Debenture fails to present its Debenture for payment on the date on which the principal thereof or represented thereby becomes payable at maturity or otherwise or fails to accept payment on account thereof in cash or Exchangeable Shares issued and delivered pursuant to the provisions hereof or give such receipt therefor, if any, as the Trustee may require:

         (a) The Corporation shall be entitled to pay or issue and deliver, as the case may be, to the Trustee and direct it to set aside; or

         (b) In respect of moneys in the hands of the Trustee which may or should be applied to the payment of the Debentures, the Corporation shall be entitled to direct the Trustee to set aside;

the principal and interest, or the Exchangeable Shares, as the case may be, in trust to be paid or delivered, as the case may be, without interest to the Holder of such Debenture, upon due presentation and/or surrender thereof in accordance with the provisions of this Indenture; and thereupon the principal and interest payable on or represented by each Debenture in respect whereof such moneys or Exchangeable Shares have been set aside shall be deemed to have been paid and the Holder thereof shall thereafter have no right in respect thereof, except that of receiving payment of the moneys or the Exchangeable Shares so set aside by the Trustee upon due presentation and/or surrender thereof, subject always to the provisions of Section 10.3.

SECTION 10.3 REPAYMENT OF UNCLAIMED MONEYS OR EXCHANGEABLE SHARES TO
             CORPORATION.

         Any moneys or Exchangeable Shares in the hands of the Trustee and set aside under Section 10.2 and not claimed by and paid or delivered as provided in
Section 10.2, to Holders of Debentures within five years after the date of such setting aside shall be repaid or delivered to the Corporation by the Trustee on demand, and thereupon the Trustee shall be released from all further liability with respect to such moneys and Exchangeable Shares and thereafter the Holders of the Debentures in respect of which such moneys and Exchangeable Shares were so repaid or delivered to the Corporation shall have no rights in respect thereof, except to obtain payment of the moneys or delivery of the Exchangeable Shares (or, after redemption or purchase of the Exchangeable Shares pursuant to their terms or to the terms of the Plan, AMVESCAP Ordinary Shares) due thereon from the Corporation.

SECTION 10.4 RELEASE FROM COVENANTS.

         Upon Written Request and proof being given to the reasonable satisfaction of the Trustee that the principal of all the Debentures and interest thereon and other moneys payable hereunder have been paid or satisfied or that all the Debentures then outstanding have matured and that the payment or satisfaction of all principal thereof, interest thereon and other moneys payable has been duly and effectually provided for, and upon payment of all costs, charges and expenses properly incurred by the Trustee hereunder and all interest thereon and the remuneration of the Trustee, or upon provision satisfactory to the Trustee being made therefor, the Trustee shall, at the request and at the expense of the Corporation, execute and deliver to the Corporation and the Guarantor such deeds or other instruments as shall be requisite to release the Corporation and the Guarantor from the terms of this Indenture and the Debentures, except those relating to the indemnification of the Trustee.

                                   ARTICLE 11
       MERGER, AMALGAMATION, CONSOLIDATION, CONVEYANCE, TRANSFER OR LEASE

SECTION 11.1 AMALGAMATION AND CONSOLIDATION OF CORPORATION AND CONVEYANCES
             PERMITTED SUBJECT TO CERTAIN CONDITIONS.

         Neither the Corporation nor the Guarantor will consummate any transaction (whether by way of merger, amalgamation, consolidation, reorganization or arrangement (except with one or more of its wholly-owned subsidiaries)) or effect any conveyance, transfer, lease, sale or otherwise of all or substantially all of its undertaking or assets, unless in any such case:

         (a) It shall be the continuing corporation, or the successor corporation (or the Person that leases or that acquires by conveyance, sale or transfer all or substantially all of the assets of the Corporation or the Guarantor, as the case may
                  be) (such corporation or Person being referred to as the "SUCCESSOR CORPORATION") shall expressly, by supplemental indenture executed and delivered to the Trustee by such Successor Corporation, assume and become bound by the obligations of the Corporation or the Guarantor, as applicable, under this Indenture, including without limitation the due and punctual payment of the principal of and interest on all Debentures then outstanding, according to their tenor, and other moneys payable hereunder and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed by the Corporation or the Guarantor, as applicable; and

         (b) It or such Successor Corporation, as the case may be, shall not immediately thereafter be in default under this Indenture or the Debentures.

SECTION 11.2 OFFICERS' CERTIFICATE AND OPINION OF COUNSEL.

         The Trustee may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such merger, amalgamation, reorganization, arrangement, lease, transfer, sale or conveyance, and any such assumption, comply with the provisions of this Article 11.

SECTION 11.3 VESTING OF POWERS IN SUCCESSOR.

         Whenever the conditions of Section 11.1 have been duly observed and performed, the Successor Corporation shall succeed to and be substituted for the Corporation or the Guarantor, as the case may be, and shall agree to be bound by the terms of this Indenture as principal obligor in place of the Corporation or as guarantor in place of the Guarantor, as applicable, with the same effect as if the Successor Corporation had been named herein and the Successor Corporation shall possess and from time to time may exercise each and every right and power of the Corporation or the Guarantor, as the case may be, under this Indenture in the name of the Corporation or the Guarantor, as applicable, or otherwise and any act or proceeding by any provisions of this Indenture required to be done or performed by any directors or officers of the Corporation or the Guarantor, as the case may be, may be done and performed with like force and effect by the like directors or officers of such Successor Corporation.

SECTION 11.4 EXECUTION OF SUPPLEMENTAL INDENTURE.

         Upon being satisfied that the conditions of Section 11.1 have been duly observed and performed by delivery of an Officers' Certificate and an Opinion of Counsel as provided in Section 11.2, the Trustee shall execute any supplemental indenture required, as provided in Article 13.

                                   ARTICLE 12
                          MEETINGS OF DEBENTUREHOLDERS

SECTION 12.1 PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

         A meeting of Debentureholders may be called at any time and from time to time pursuant to this Article 12 to make, give or take any Act provided by this Indenture to be made, given or taken by Holders of Debentures.

SECTION 12.2 CALL, NOTICE AND PLACE OF MEETINGS.

(1) The Trustee may at any time and from time to time and shall, on receipt of a requisition in writing made by the Corporation or by the Holders of at least 10% in principal amount of the Debentures then outstanding, which requisition shall set forth in reasonable detail the action proposed to be taken at such meeting, and upon being funded and indemnified to its reasonable satisfaction by the Corporation or the Holders making such requisition, as the case may be, against the costs which may be incurred in connection with the calling and holding of such meeting, call a meeting of Debentureholders for any purpose specified in Section 12.1, to be held at such time and at such place in Toronto, Ontario, as the

         Trustee shall determine. Notice of every meeting of Debentureholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 2.16, not less than 21 nor more than 50 days prior to the date fixed for the meeting.

(2) If, pursuant to Section 12.2(1), the Corporation or Debentureholders have requested the Trustee to call a meeting of Debentureholders, and the Trustee shall not have made the first publication, or mailing, as the case may be, of notice of such meeting within 21 days after receipt of such request and funding and indemnity or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Corporation or such Debentureholders, as the case may be, may determine the time and the place in Toronto, Ontario for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Section 12.2(1).

SECTION 12.3 PERSONS ENTITLED TO VOTE AT MEETINGS.

         To be entitled to vote at any meeting of Debentureholders, a Person shall be: (i) a Holder of one or more Debentures then outstanding; or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Debentures then outstanding by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Corporation or the Guarantor and their counsel.

SECTION 12.4 QUORUM; ACTION.

(1) The Persons entitled to vote at least 25% in principal amount of the Debentures then outstanding shall constitute a quorum for a meeting of Debentureholders. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Debentureholders, be dissolved. In the absence of a quorum in any other case the meeting shall be adjourned to be reconvened at the same time and place on the fifth Business Day following date of the meeting. At the reconvened meeting, the Debentureholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent 25% of the principal amount of the outstanding Debentures. No notice of the reconvening of any adjourned meeting shall be given.

(2) Except as limited by the proviso to Section 13.2(1), any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of Debentures represented at the meeting and voted on such resolution; provided, however, that, except as limited by the proviso to Section 13.2(1), any resolution with respect to any Act that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of Debentures then outstanding may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of Debentures then outstanding.

(3) Any resolution passed or decision taken at any meeting of Holders of Debentures duly held in accordance with this section will be binding on all Holders of Debentures, whether or not present or represented at the meeting.

SECTION 12.5 DETERMINATION OF VOTING RIGHTS; CHAIRMAN; CONDUCT AND ADJOURNMENT
             OF MEETINGS.

(1) Notwithstanding any other provisions of this Indenture, the Trustee or the Corporation, with the approval of the Trustee, may make and from time to time may vary such reasonable regulations as it may deem advisable for any meeting of Debentureholders in regard to proof of the holding of Debentures and the appointment of proxies and in regard to the appointment of scrutineers, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

(2) The Trustee shall, by an instrument in writing, appoint a chairman and secretary of the meeting, unless the meeting shall have been called by the Corporation in which case the Corporation shall, by an instrument in writing, appoint a chairman and secretary.

(3) At any meeting of Debentureholders, each Holder of a Debenture or proxy shall be entitled to one vote for each one thousand Dollars ($1,000) principal amount of Debentures held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debentures challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Debenture or proxy.

(4) Any meeting of Debentureholders duly called pursuant to Section 12.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of Debentures then outstanding represented at the meeting; and the meeting may be held as so adjourned without further notice.

SECTION 12.6 COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

         The vote upon any resolution submitted to any meeting of Debentureholders shall be by written ballots on which shall be inscribed the signatures of the

Debentureholders or of their representatives by proxy and the principal amounts and serial numbers of Debentures then outstanding held or represented by them. The chairman of the meeting shall appoint two scrutineers of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the scrutineers of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section 12.2. Each copy shall be signed and verified by the affidavits of the chairman and secretary of the meeting and one such copy shall be delivered to the Corporation, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE 13
                             SUPPLEMENTAL INDENTURES

SECTION 13.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Corporation, when authorized by a Board Resolution, the Guarantor, when duly authorized, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, in its sole discretion, for any of the following purposes:

         (a) To evidence the succession of another corporation to the Corporation or the Guarantor, and the assumption by such successor of the covenants and obligations herein of the Corporation or of the Guarantor, respectively, and in the Debentures;

         (b) Adding to the provisions hereof such additional covenants, enforcement provisions, release provisions and other provisions as, in the Opinion of Counsel, are necessary or advisable in the premises, provided that the same, in the Opinion of Counsel, are not prejudicial to the interests of the Debentureholders;

         (c)      To add any additional Events of Default;

         (d) To evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Debentures;

         (e) To cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture that shall not be inconsistent with any provisions of this Indenture, provided such other provisions shall not, in the Opinion of Counsel to the Trustee, adversely affect the interests of the Holders of Debentures in any material respect;

         (f) Making any modification of any of the provisions of this Indenture or the Debentures which is of a formal, minor or technical nature;

         (g) Making any additions to, deletions from or alterations of the provisions of this Indenture (including any of the terms and conditions of the Debentures) which, in the Opinion of Counsel to the Trustee, are not prejudicial to the interests of the Debentureholders and which are necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to this Indenture;

         (h) Adding to or altering the provisions hereof in respect of the transfer or exchange of the Debentures and making any modification in the form of the Debentures which does not affect the substance thereof and which, in the opinion of the Trustee, is not prejudicial to the interests of the Debentureholders;

         (i) Correcting or rectifying any ambiguities, defective provisions, errors or omissions herein, provided that, in the Opinion of Counsel to the Trustee, the rights of the Trustee and the Debentureholders are in no way prejudiced thereby; and

         (j) Any other purpose not inconsistent with the terms of this Indenture provided that, in the Opinion of Counsel to the Trustee, the rights of the Trustee and of the Debentureholders are in no way prejudiced thereby.

SECTION 13.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

(1) With the consent of the Holders of not less than a majority in aggregate principal amount of the Debentures represented at any meeting of Debentureholders duly called and held in accordance with the provisions of Article 12, or by Act of the Holders of not less than a majority in aggregate principal amount of the Debentures then outstanding delivered to the Corporation and the Trustee, the Corporation, when authorized by a Board Resolution, the Guarantor when duly authorized and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Debenture then outstanding and so affected:

         (a) Change the Maturity Date of the principal of, or any instalment of interest on, the Debentures, or reduce the principal amount thereof or the interest thereon or change any place of payment, or change the currency in which the Debentures or interest thereon is payable or modify or alter the rights of the Holders to convert the Debentures into Exchangeable Shares, or impair the right to institute a suit for the enforcement of any such payment on or after the Maturity Date thereof (or, in the case of redemption, on or after the Redemption Date);

         (b) Reduce the percentage in principal amount of the Debentures then outstanding, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or reduce the requirements of Section 12.4 for quorum or Section 12.5 for voting; or

         (c) Modify any provision of Section 8.1(d) or Section 8.4 regarding the annual delivery of an Officers' Certificate, or modify any provisions of this Section or Section 9.3 except to increase any percentage referred to in this Section or Section
                  9.3 or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Debenture then outstanding.

(2) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 13.3 EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article 13 or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Section 14.1, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, is not inconsistent herewith, is a valid and binding obligation of the Corporation, enforceable in accordance with its terms, subject to enforceability being limited by bankruptcy, insolvency or other laws affecting the enforcement of creditor's rights generally and equitable remedies including the remedies of specific performance and injunction being granted only in the discretion of a court of competent jurisdiction and other qualifications that are customary in the circumstances and, in connection with a supplemental indenture executed pursuant to Section 13.1, that the Trustee is authorized to execute and deliver such supplemental indenture without the consent of the Holders and, in connection with a supplemental indenture executed pursuant to

Section 13.2, that the requisite consent of the Holders has been validly obtained in accordance with Section 13.2. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 13.4 EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article 13, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore authenticated and delivered under this Indenture shall be bound by such supplemental indenture.

                                   ARTICLE 14
                             CONCERNING THE TRUSTEE

SECTION 14.1 DUTIES OF TRUSTEE.

(1) The Trustee in exercising its powers and discharging its duties hereunder shall:

         (a) Act honestly and in good faith with a view to the best interests of the Debentureholders; and

         (b) Exercise the care, diligence and skill of a reasonably prudent trustee.

(2) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others.

(3) In the absence of bad faith on its part, the Trustee may conclusively act and rely, as to the truth of the statement and the correctness of the opinions expressed therein, upon statutory declarations, certificates, opinions or reports furnished to the Trustee and complying with the requirements of this Indenture.

(4) Every provision of this Indenture that in any way relates to the Trustee is subject to the above paragraphs of this section. The Trustee may refuse to perform any duty or exercise any right or power unless it receives funding and indemnity reasonably satisfactory to it for actions taken under this Indenture. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Corporation.

(5) The Trustee shall not be liable for any error of judgment made in good faith by a responsible officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

(6) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

SECTION 14.2 RIGHTS OF TRUSTEE.

(1) The Trustee may act and rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document. Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance thereon. The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care. The Trustee shall not be liable for any action it takes or omits to take in good faith, except as otherwise provided in this Indenture, which it reasonably believes to be authorized or within its rights or powers.

(2) Any order, request or direction of the Corporation mentioned herein shall be sufficiently evidenced by a written request or order signed in the name of the Corporation by any authorized officer and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution.

(3) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate, including (i) as to any statements of fact, as evidence of the truth of such statements, and (ii) to the effect that any particular dealing or transaction or step or thing is, in the opinion of the officers so certifying, expedient, as evidence that it is expedient; provided that the Trustee may in its sole discretion require from the Corporation or otherwise further evidence or information before acting or relying on such certificate.

(4) The Trustee may employ or retain such agents, Counsel, accountants and other assistants (at the Corporation's expense) as it may reasonably require for the proper determination and discharge of duties hereunder and may pay reasonable remuneration for all services performed for it.

(5) The Trustee may, in relation to this Indenture, act and rely on the opinion or advice of or on information obtained from any Counsel, notary, valuer, surveyor, engineer, broker, auctioneer, accountant or other expert, whether retained, employed or appointed by the Trustee or by the Corporation or otherwise and shall not be responsible for any loss occasioned by such act or reliance unless such act or reliance was taken in bad faith or constituted gross negligence or wilful misconduct. The fees of such Counsel or other experts shall be added to and be part of the Trustee's fees hereunder.

(6) The Trustee may consult with Counsel and written advice of such Counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(7) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered and furnished to the Trustee funds for the purpose and reasonable indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

(8) Prior to the occurrence of an Event of Default with respect to the Debentures and after the occurrence of, during the continuance of or after the waiving of all such Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, or any investigation of the books and records of the Corporation (but the Trustee, in its discretion, may make such further inquiry or investigation and shall be entitled to examine the books, records and premises of the Corporation, personally or by agent or attorney), unless requested to do so by the Act of the Holders of a majority in aggregate principal amount of the Debentures then outstanding; provided, however, that the Trustee may require reasonable funding and indemnity against the cost, expenses or liabilities likely to be incurred by it in the making of such investigation.

(9) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

(10) Nothing herein contained shall impose any obligation on the Trustee to see or to require evidence of registration or filing (or renewals thereof) of this Indenture or any instrument ancillary or supplemental hereto.

(11) The Trustee shall not be bound to give any notice of the execution hereof.

(12) The Trustee shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation or the Guarantor of any of the covenants herein contained or of any act of the agents or servants of the Corporation or the Guarantor.

(13) The Trustee shall not be liable for the price at which Exchangeable Shares are sold pursuant to the provisions of this Indenture, the timing of such sales or the failure to effect such sales, provided that it acts in accordance with Section 14.1 and follows the directions of the Corporation in undertaking such sales.

(14) The Trustee (i) shall be entitled to act and rely on any Officers' Certificate it receives pursuant to Section 5.6(4); (ii) shall not at any time be under any duty or responsibility to any Debentureholder to determine whether any facts exist which may require any adjustment to the AMVESCAP Share Rate or revision to the Current Market Price, or with respect to the nature or extent of any such adjustment or revision when made, or with respect to the method employed in making such adjustment or revision; (iii) shall not be accountable with respect to the validity or value (or the kind or amount) of any Exchangeable Shares or of any other shares or securities or property which may at any time be issued or delivered upon the conversion of any Debenture or the exercise of the Share Redemption Right or the Share Repayment Right; and (iv) shall not be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver Exchangeable Shares upon the conversion of any Debenture or the exercise of the Share Redemption Right or the Share Repayment Right.

SECTION 14.3 DOCUMENTS, MONEYS, ETC., HELD BY TRUSTEE.

         Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults in the Province of Ontario of the Trustee or of any Canadian chartered bank (a "QUALIFIED INSTITUTION"), including, without limitation, the Canadian Imperial Bank of Commerce, or deposited for safekeeping in the Province of Ontario with any such bank. Unless herein otherwise expressly provided, any moneys so held, pending the application or withdrawal thereof under any provision of this Indenture, may be deposited in the name of the Trustee in any Canadian chartered bank at the rate of interest (if any) then current on similar deposits or, (i) with the consent of the Corporation, may be deposited in the deposit department of the Trustee or any other loan or trust corporation authorized to accept deposits under the laws of Canada or a province thereof, or
(ii) at the written direction of the Corporation, the Trustee shall invest or reinvest such monies in short term interest bearing or discount debt obligations issued or guaranteed by the Government of Canada or any province thereof or a Canadian chartered bank (which may include an Affiliate or related party of the Trustee), maturing not more than one year from the date of investment, provided that each such obligation is rated at least R1 (middle) by DBRS Inc. or any equivalent rating by Canadian Bond Rating Service (an "AUTHORIZED INVESTMENTS"). Any direction by the Corporation to the Trustee as to investment or reinvestment of funds shall be in writing and shall be provided to the Trustee no later than 9:00 a.m. (local time) on the day on which the investment is to be made. Any such direction received after 9:00 a.m. (local time) or received on a non-Business Day, shall be deemed to have been given prior to 9:00 a.m. (local time) the immediately following Business Day. If no such direction is received, the Trustee shall not have any obligation to invest the monies in Authorized Investments and pending receipt of such a direction shall be entitled to hold such monies uninvested in a trust account. The Trustee shall not be held liable for any losses incurred in the investment of any funds in Authorized Investments. All interest or other income received by the Trustee in respect of such deposits and investments shall belong to the Corporation and shall be remitted to the Corporation upon request five years from Maturity Date, unless an Event of Default shall have occurred and be continuing, in which case all such interest and income shall be held by the Trustee and applied in accordance with Section 9.5.

SECTION 14.4 INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Debentures and may otherwise deal with the Corporation and the Guarantor with the same rights it would have if it were not Trustee. Any agent of the Trustee may do the same with like rights. However, the Trustee is at all time subject to Section 14.1 and Section 14.10.

SECTION 14.5 TRUSTEE'S DISCLAIMER.

         The Trustee makes no representation as to the validity or adequacy of the Debentures, it shall not be accountable for the Corporation's use of the proceeds from Debentures, and it shall not be responsible for any statement with respect to the Debentures other than its certificate of authentication.

SECTION 14.6 DISCRETION OF TRUSTEE.

         Subject to Section 14.1, unless and until it shall have been required to do so under the terms hereof, the Trustee shall not be bound to do or take any act, action or proceeding in virtue of the powers conferred on it hereby; nor shall the Trustee be required to take notice of any Event of Default hereunder, other than in payment of any moneys required by any provision hereof to be paid to it or where it has actual knowledge thereof, unless and until notified in writing of such Event of Default (which notice shall distinctly specify the Event of Default desired to be brought to the attention of the Trustee) and in the absence of any such notice and subject as aforesaid, the Trustee may for all purposes of this Indenture conclusively assume that the Corporation is not in default hereunder and that no Event of Default has been made with respect to the payment of principal and interest on the Debentures, or in the observances or performance of any of the covenants, agreements or conditions contained herein. Subject to Section 14.1, and except as otherwise herein stated, any such notice or requisition shall in no way limit any discretion herein given to the Trustee to determine whether or not the Trustee shall take action with respect to any Event of Default or take action without any such notice or requisition. The Trustee may, before commencing or at any time during the continuance of any such action, require the Holders at whose instance it is acting to deposit with the Trustee the Debentures held by them, for which Debentures the Trustee shall issue receipts.

SECTION 14.7 COMPENSATION AND INDEMNITY.

(1) The Corporation shall pay to the Trustee from time to time compensation for its services hereunder as agreed separately by the Corporation and the Trustee, and shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of its duties under this Indenture (including the reasonable and documented compensation and disbursements of its Counsel and all other advisers and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Trustee under this Indenture shall be finally and fully performed. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust.

(2) The Corporation hereby indemnifies and saves harmless the Trustee and its directors, officers, employees and agents against any loss, damages, charges, expenses, claims, actions or liability whatsoever which the Trustee suffers or incurs as a result of or arising out of its duties and obligations hereunder. The foregoing provisions of this Section do not apply to the extent that in any circumstances there has been a failure by the Trustee or its employees to act honestly and in good faith or to discharge the Trustee's obligations under Section 14.1(1). This indemnity will survive the termination or discharge of this Indenture and the resignation or removal of the Trustee. The Trustee shall notify the Corporation promptly of any claim for which it may seek indemnity. The Corporation shall defend the claim and the Trustee shall co-operate in the defence. The Trustee may have separate Counsel and the Corporation shall pay the reasonable fees and expenses of such Counsel. The Corporation need not pay for any settlement made without its consent, which consent must not be unreasonably withheld.

(3) Any amount due under this Section 14.7 and unpaid 30 days after demand for such payment shall bear interest from the expiration of such 30 days, at the rate normally charged by the Trustee on overdue accounts. Such amount shall continue to be payable after the occurrence of an Event of Default and until the trusts hereof shall be finally wound up and whether or not the trusts of this Indenture shall be in the course of administration by or under the direction of the court.

SECTION 14.8 REPLACEMENT OF TRUSTEE.

(1) A resignation or removal of the Trustee and appointment of a successor trustee shall become effective only upon the successor trustee's acceptance of appointments as provided in this section.

(2) The Trustee may resign at any time with respect to the Debentures by giving written notice thereof to the Corporation who shall appoint a successor trustee within 30 days. If an instrument of acceptance by a successor shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee, at the Corporation's expense, may petition any court of competent jurisdiction for the appointment of a successor trustee. The Holders of not less than a majority in principal amount of the Debentures then outstanding may remove the Trustee by so notifying the Trustee and the Corporation. If: (i) the Trustee fails to comply with Section 14.1 or
         Section 14.10; (ii) the Trustee is adjudged to be bankrupt or insolvent; (iii) a receiver or public officer takes charge of the Trustee or its property; or (iv) the Trustee becomes incapable of acting, then, in any such case, the Corporation by a Board Resolution may remove the Trustee.

(3) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason with respect to the Debentures, the Corporation shall promptly appoint a successor trustee with respect to the Debentures and shall comply with the applicable requirements of this Section 14.8. Within one year after the successor trustee takes office, the Holders of a majority in principal amount of Debentures then outstanding may appoint a successor trustee to replace the successor trustee appointed by the Corporation. If a successor trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Corporation or the Holders of not less than 10% in principal amount of the Debentures then outstanding may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to the Debentures.

(4) The Corporation shall give notice to the Debentureholders of each resignation and each removal of the Trustee with respect to the Debentures and each appointment of a successor trustee with respect to the Debentures in the manner provided in Section 2.16. Each notice shall include the name of the successor trustee with respect to the Debentures and its address.

(5) In the case of an appointment hereunder of a successor trustee with respect to the Debentures, every such successor trustee so appointed shall execute, acknowledge and deliver to the Corporation and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but on request of the Corporation or the successor trustee, such retiring Trustee shall, upon payment of its charges and any other amount owing to it hereunder, execute and deliver an instrument transferring to such successor trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.

(6) Upon request of any such successor trustee, the Corporation shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in Section 14.8(5).

(7) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article 14.

SECTION 14.9 SUCCESSOR TRUSTEE BY MERGER, ETC.

         If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor trustee.

SECTION 14.10 ELIGIBILITY; DISQUALIFICATION.

         This Indenture shall always have a Trustee who satisfies the requirements of Part V of the Business Corporations Act (Ontario). The Trustee represents to the Corporation that at the date of the execution and delivery of this Indenture no material conflict of interest exists in the Trustee's role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter the Trustee shall, within 90 days after ascertaining that such a material conflict of interest exists, either eliminate such material conflict of interest or resign its trust hereunder. If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Indenture and the Debentures shall not be affected in any manner whatsoever by reason thereof.

SECTION 14.11 ACCEPTANCE OF TRUST.

         The Trustee hereby accepts the trusts in this Indenture declared, created or constituted and provided for and agrees to perform the same upon the terms and conditions herein set forth.

SECTION 14.12 ADDITIONAL EVIDENCE.

         In addition to the reports, certificates, opinions and other evidence required by this Indenture, the Corporation shall furnish to the Trustee such additional evidence of compliance with any provision hereof in such form as may be prescribed by applicable legislation or as the Trustee may reasonably require by written notice to the Corporation.

SECTION 14.13 DEPOSIT OF DEBENTURES.

         The Trustee may, before commencing or at any time during the continuance of any act, action or proceeding taken pursuant to this Indenture, require the Debentureholders, at whose instance it is acting, to deposit with the Trustee the Debentures held by them, for which Debentures the Trustee shall issue receipts.

         IN WITNESS WHEREOF the parties have executed this Indenture.

                                       CIBC MELLON TRUST COMPANY

                                       By: /s/ MAXINE MCDONALD
                                          --------------------------------------
                                          Name: Maxine McDonald
                                          Title: Senior Manager, Client
                                                 Relations


                                       By: /s/ JEFFERY CARRABS
                                          --------------------------------------
                                          Name: Jeffery Carrabs
                                          Title: Manager, Client Relations

                                       AMVESCAP INC.

                                       By: /s/ ROBERT HAIN
                                          --------------------------------------
                                          Authorized Signing Officer


                                       AMVESCAP PLC

                                       By: /s/ ROBERT F. MCCULLOUGH
                                          --------------------------------------
                                          Authorized Signing Officer

                                  SCHEDULE "A"

                                FORM OF DEBENTURE

                                                               CUSIP 03235K AA 4

NO. o                             AMVESCAP INC.                               $o
               INCORPORATED UNDER THE COMPANIES ACT (NOVA SCOTIA)

                     AMVESCAP EQUITY SUBORDINATED DEBENTURES

         AMVESCAP Inc. (the "CORPORATION"), for value received, hereby acknowledges itself indebted and promises to pay to the order of the registered holder hereof as set out on the reverse hereof, on the third anniversary of the date hereof (the "MATURITY DATE"), or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the Indenture hereinafter mentioned, the principal sum of

                                                                   o DOLLARS($o)

in lawful money of Canada, on presentation and surrender of this Debenture at the principal office of CIBC Mellon Trust Company in the City of Toronto, and to pay interest on the principal amount hereof at the rate of 6.00% per annum from the date hereof or from the most recent Interest Payment Date to which interest has been paid or made available for payment on the Debentures then outstanding, whichever is later, in like money in equal semi-annual instalments in arrears, commencing six months after the date hereof with overdue interest, if any, at the same rate after as well as before maturity and after as well as before default in payment of principal or interest.

         As interest on this Debenture becomes due, the Corporation (except in case of payment of interest at maturity or on redemption or conversion, at which time payment of interest, less any tax required by law to be deducted or withheld, will be made upon surrender of this Debenture) shall forward or cause to be forwarded by courier or ordinary post to the registered address of the registered holder of the Debenture for the time being, or in the case of joint holders to the registered address of one of such joint holders, a cheque for such interest, less any tax required by law to be deducted or withheld, if any, payable to the order of such holder or holders and negotiable at par. The forwarding of such cheque shall satisfy and discharge the liability for interest on this Debenture to the extent of the sum represented thereby (plus the amount of any tax deducted or withheld as aforesaid), unless such cheque be not paid on presentation.

         This Debenture is one of the AMVESCAP Equity Subordinated Debentures (the "DEBENTURES") issued under an Indenture (the "INDENTURE") dated the date hereof and made among the Corporation, CIBC Mellon Trust Company, as trustee (the "TRUSTEE") and AMVESCAP PLC, as guarantor ("GUARANTOR"). Reference is hereby made to the Indenture for a description of the rights of the Holders of the Debentures, the Corporation, the Guarantor and the Trustee and of the terms and conditions upon which the Debentures are issued and held, all to the same effect as if the provisions of the Indenture were herein set forth, to all of which provisions the Holder of this Debenture, by acceptance hereof, assents. To the extent that the terms and conditions stated in this Debenture conflict with the terms and conditions of the Indenture, the latter prevails. All capitalized terms used herein have the meanings ascribed thereto in the Indenture unless otherwise indicated.

         The Debentures are issuable as fully registered Debentures in denominations of $1,000 and integral multiples of $1,000. The Debentures of any authorized denomination may be exchanged, as provided in the Indenture, for Debentures of the same aggregate principal amount in any other authorized denomination.

         This Debenture and all other Debentures certified and issued under the Indenture rank pari passu with one another, in accordance to their tenor without discrimination, preference or priority. The payment of all amounts owing under the Indenture including, without limitation, the principal of and interest on the Debentures is subordinated to the prior payment in full of Senior Liabilities as provided in Article 6 of the Indenture. The Indenture does not restrict the Corporation from incurring additional Indebtedness for borrowed money or from mortgaging, pledging or charging its properties to secure any Indebtedness.

         At any time before the Maturity Date the Corporation may, upon at least 20 days' and not more than 30 days' notice, conditionally or unconditionally redeem all, but not less than all, of the Debentures outstanding on a date chosen by the Corporation for redemption (the "REDEMPTION DATE") upon payment in lawful money of Canada of an amount, for each $1,000 principal amount of Debentures to be redeemed, equal to the aggregate of (i) $1,200; plus (ii) all accrued and unpaid interest on each such $1,000 principal amount to but excluding the Redemption Date (collectively, the "REDEMPTION AMOUNT"). The Corporation may satisfy the Redemption Amount in cash or by the delivery of that number of Freely Tradeable Exchangeable Shares obtained by dividing the Redemption Amount by 95% of the Current Market Price of an AMVESCAP Ordinary Share on the date of the Redemption Notice. The Corporation may only exercise its right to conditionally redeem all of the outstanding Debentures if there is an Offer (that is a take-over bid or issuer bid to purchase AMVESCAP Ordinary Shares or any other transaction which has a similar effect) and if the only condition to the Corporation's exercise of its right to redeem all of the outstanding Debentures is the completion of such Offer.

         Each Debentureholder has the right at its option, at any time and from time to time, to convert its Debentures into Exchangeable Shares. In order to exercise this right to convert, a Debentureholder is required to deliver to the Trustee a conversion notice (the "CONVERSION NOTICE") in the form attached to this Debenture, together with this Debenture, and to specify in such notice the date on which such Debentureholder wants such conversion to be effective, which date shall be not less than four Business Days and not more than 15 Business Days from the day the Trustee receives such Conversion Notice. Each $1,000 principal amount of Debentures is convertible into that number of Exchangeable Shares equal to the Conversion Number in effect on the date the Trustee receives the applicable Conversion Notice. The Conversion Number will be calculated as (i) the Conversion Value (being the lesser of the AMVESCAP Share Value and $1,200) divided by (ii) the Current Market Price of an AMVESCAP Ordinary Share on the date the Trustee receives the applicable Conversion Notice. The AMVESCAP Share Value will be equal to the AMVESCAP Share Rate multiplied by the Current Market Price of an AMVESCAP Ordinary Share on the date the Trustee receives the applicable Conversion Notice. The AMVESCAP Share Rate is subject to adjustment upon the occurrence of certain events specified in the Indenture. The Corporation has the option by notifying the Trustee and the Holder, in lieu of delivering Exchangeable Shares upon a conversion of Debentures, to pay the Conversion Value of the Debentures tendered for conversion in cash.

         The Corporation will send to the Holders of Debentures, at least 10 Business Days and not more than 20 Business Days prior to the maturity of the Debentures, a notice (the "MATURITY NOTICE") which will provide such Holders with the following options:

         (a) to convert their Debentures to Exchangeable Shares, only if the AMVESCAP Share Value at maturity is greater than or equal to $1,000, subject to the right of the Corporation to pay the Conversion Value in cash;

         (b) to convert their Debentures to Exchangeable Shares, whether or not the AMVESCAP Share Value at maturity exceeds $1,000, subject to the right of the Corporation to pay the Conversion Value in cash; or

         (c) to receive payment of the principal amount of the Debentures in cash, subject to the exercise by the Corporation of the Share Repayment Right;

it being understood, in each case, that the accrued interest, if any, shall be paid in cash.

         In order to select one of the options, Debentureholders will be required to deliver to the Trustee before the close of business (in the City of Toronto, Ontario) on the Business Day that is three Business Days prior to maturity (the "DETERMINATION DATE") a duly completed exercise notice in prescribed form. Holders of Debentures who do not deliver a duly completed exercise notice at or before the close of business (in the City of Toronto, Ontario) on the Determination Date will be deemed to have selected option (a) and, unless the Corporation has exercised its right to pay the Conversion Value in cash, the Debentures held by such Holders will automatically be converted into Exchangeable Shares, if the AMVESCAP Share Value at maturity is greater than or equal to $ 1,000. The Corporation shall specify in the Maturity Notice whether it will deliver Exchangeable Shares on conversion of the Debentures or, in lieu of delivering Exchangeable Shares on conversion, elects to pay the Conversion Value in cash for Debentures tendered for conversion under option (a) or (b), and whether, if the Holder selects option (c), the Corporation, in lieu of paying cash on maturity, elects to exercise the Share Repayment Right and deliver Exchangeable Shares.

         No fractional Exchangeable Shares will be delivered to the holders of Debentures upon conversion, if the Redemption Amount is satisfied by the delivery of Exchangeable Shares or if the Corporation exercises the Share Repayment Right, but in lieu thereof, the Corporation will make an equivalent cash payment.

         Subject to regulatory requirements and provided no Event of Default has occurred and is continuing, the Corporation may purchase Debentures in the open market or by tender or private contract at any price. Debentures purchased or redeemed by the Corporation shall be cancelled and shall not be reissued.

         In all cases, if taxes are required to be deducted or withheld from a payment in cash payable to a Holder or from Exchangeable Shares to be delivered to a Holder (including, without limitation, Exchangeable Shares issued as a result of the conversion of a Debenture at the option of the Holder or as a result of the redemption of a Debenture before maturity at the option of the Corporation), such Holder will receive such payment less all such applicable taxes.

         The Indenture contains provisions for the holding of meetings of Debentureholders and rendering certain resolutions passed at such meetings by the Holders of the majority in aggregate principal amount of the Debentures represented at the meeting and voted on such resolutions binding upon all Debentureholders, subject to the provisions of the Indenture.

         This Debenture may only be transferred upon compliance with the conditions precedent in the Indenture on the register kept at the principal office of the Trustee in the City of Toronto, Ontario and may be exchanged at such place, by the registered Holder hereof or its executors or administrators or other legal representatives or its or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, and upon compliance with such reasonable requirements as the Trustee may prescribe, and such transfer shall be duly noted thereon by the Trustee. Neither the Corporation nor the Trustee nor any registrar shall be required to transfer or exchange any Debentures on any Interest Payment Date or Redemption Date or for a period of 15 Business Days preceding any Interest Payment Date (as defined in the Indenture) or Redemption Date.

         This Debenture shall not become obligatory for any purpose until it shall have been certified by the Trustee for the time being under the Indenture.

         The Holder of this Debenture, by receiving and holding same, hereby accepts and agrees to be bound by the terms, and to be entitled to the benefits of this Debenture and of the Indenture and confirms the appointment of the Trustee and of the Indenture, the whole in accordance with and subject to the respective provisions thereof.

         IN WITNESS WHEREOF AMVESCAP INC. has caused this Debenture to be signed by its President and Secretary.

         DATED as of the 1st day of August, 2000.

                                       AMVESCAP INC.

                                       By:
                                          --------------------------------------
                                          President


                                       By:
                                          --------------------------------------
                                          Secretary



                              TRUSTEE'S CERTIFICATE

         This Debenture is one of the AMVESCAP Equity Subordinated Debentures referred to in the Indenture within mentioned.


                                       CIBC MELLON TRUST COMPANY,
                                       Trustee

                                       By:
                                          --------------------------------------
                                          Authorized Signing Officer

--------------------------------------------------------------------------------
                           CERTIFICATE OF ENTITLEMENT

This Certificate is one of the duly authorized certificates of the Corporation designated as its Certificates of Entitlement (the "CERTIFICATES") issued in accordance with the Voting and Exchange Trust Agreement between AMVESCAP INC. (the "CORPORATION"), AMVESCAP PLC and the Trustee designated thereunder concurrently with the issuance of the AMVESCAP Equity Subordinated Debentures (the "DEBENTURES") of the Corporation. This Certificate and the attached Debenture(s) may be transferred and surrendered only together. The Voting and Exchange Trust Agreement provides that upon presentation of this Certificate together with the surrender of the attached Debenture(s), the holder of this Certificate shall be entitled to become, for all purposes, a "Beneficiary" under the terms of the Voting and Exchange Trust Agreement to the extent that the holder becomes the registered holder of any Exchangeable Shares in connection with the surrender of the attached Debenture(s).

A copy of the Voting and Exchange Trust Agreement is on file at the registered office of the Corporation in Halifax, Nova Scotia.

BY WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.



                                  AMVESCAP INC.



By:                                         By:
   --------------------------------            ---------------------------------
              PRESIDENT                                    SECRETARY
--------------------------------------------------------------------------------


The Form of Assignment, Retraction Request and Conversion Notice (collectively, the "FORMS") are attached to this Debenture. The holder of this Debenture should contact the office of CIBC Mellon Trust Company in Toronto in order to obtain a copy of the Forms should they become detached from this Debenture.

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________________, whose address and social insurance number, if applicable, are set forth below, this Debenture (or $________ principal amount hereof*) of AMVESCAP Inc. standing in the name(s) of the undersigned in the register maintained by the Trustee on behalf of the Corporation with respect to such Debenture and does hereby irrevocably authorize and direct the Trustee to transfer such Debenture in such register, with full power of substitution in the premises.

Dated:
      --------------------------------------------------------------------------

Address of Transferee:
                      ----------------------------------------------------------

(Street Address, City, Province and Postal Code)
                                                --------------------------------

Social Insurance Number of Transferee, if applicable:
                                                     ---------------------------

*If less than the full principal amount of the within Debenture is to be transferred, indicate in the space provided the principal amount (which must be $1,000 or an integral multiple thereof) to be transferred.

1. The signature(s) to this assignment must correspond with the name(s) as written upon the face of this Debenture in every particular without alteration or any change whatsoever. The signature(s) must be guaranteed by a Canadian chartered bank or trust company or by a member firm of a recognized stock exchange in Canada. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

2. The registered holder of this Debenture is responsible for the payment of any documentary, stamp or other transfer taxes that may be payable in respect of the transfer of this Debenture.

Signature of Guarantor:

-----------------------------        -------------------------------------------
Authorized Officer                   Signature of transferring registered holder




-----------------------------
Name of Institution

                                CONVERSION NOTICE

TO:               AMVESCAP INC.
                  c/o CIBC Mellon Trust Company
                  199 Bay Street
                  Commerce Court West
                  Securities Level
                  Toronto, Ontario, Canada
                  M5L 1G9

NOTE: All capitalized terms used herein have the meanings ascribed thereto in the Indenture mentioned below, unless otherwise indicated.

         Subject to the right of the Corporation to pay the Conversion Value in cash, the undersigned registered holder of the attached Debentures irrevocably elects to convert such Debentures (or $_____________________ principal amount thereof*) in accordance with the terms of the Indenture referred to in such Debentures on _______________ [THE DEBENTUREHOLDER MUST SPECIFY THE DATE UPON WHICH IT WANTS THE CONVERSION TO BE EFFECTIVE WHICH CANNOT BE LESS THAN FOUR BUSINESS DAYS OR MORE THAN 15 BUSINESS DAYS FROM THE DAY THE TRUSTEE RECEIVES THIS CONVERSION NOTICE AND IF THIS CONVERSION NOTICE IS RECEIVED BY THE TRUSTEE AFTER 4:30 P.M. (TORONTO TIME) ON ANY DAY IT WILL BE DEEMED TO HAVE BEEN RECEIVED BY THE TRUSTEE ON THE NEXT BUSINESS DAY]. The undersigned registered holder of such Debentures tenders herewith such Debentures, and, if applicable, directs that the Exchangeable Shares of AMVESCAP Inc. issuable upon a conversion be issued and delivered to the person indicated below. (If Exchangeable Shares are to be issued in the name of a person other than the holder, all requisite transfer taxes must be tendered by the undersigned).

Dated:
      ----------------------------          ------------------------------------
                                            (Signature of Registered Holder)

* If less than the full principal amount of the Debentures, indicate in the space provided the principal amount (which must be $1,000 or integral multiples thereof).

Note: If Exchangeable Shares are to be issued in the name of a person other than the holder, the signature must be guaranteed by a chartered bank, a trust company or a member firm of a recognized stock exchange in Canada.

(Print name in which Exchangeable Shares are to be issued, delivered and registered)

Name
    -----------------------------------


---------------------------------------     ------------------------------------
(Address)                                   (City, Province and Postal Code)

Name of guarantor:
                  ------------------------------------------


Authorized signature:
                     ---------------------------------------

[RETRACTION REQUEST TO BE COMPLETED ONLY IF THE DEBENTUREHOLDER WISHES TO HAVE THE CORPORATION IMMEDIATELY REDEEM ALL OR ANY OF THE EXCHANGEABLE SHARES THE DEBENTUREHOLDER RECEIVES UPON CONVERSION OF THIS DEBENTURE. THIS RETRACTION REQUEST IS SUBJECT TO THE CORPORATION'S OVERRIDING RIGHT TO ELECT TO PAY THE CONVERSION VALUE IN CASH IN LIEU OF DELIVERING EXCHANGEABLE SHARES ON CONVERSION.]

                               RETRACTION REQUEST

To: AMVESCAP Inc. (the "Corporation") and AVZ Callco Inc. ("Callco")

         This notice is given pursuant to Section 6 of the provisions (the "SHARE PROVISIONS") attaching to the Exchangeable Shares issuable upon conversion of this Debenture and all capitalized words and expressions used in this notice that are not defined in the Indenture but are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

         The undersigned hereby notifies the Corporation that, provided (i) the Corporation has not exercised its right to pay the Conversion Value in cash, and
(ii) the Retraction Call Right referred to below has not been exercised, the undersigned desires to have the Corporation redeem in accordance with Section 6 of the Share Provisions:

[ ]        all share(s) issuable upon conversion of this Debenture; or

[ ]        _______ share(s) only issuable upon conversion of this Debenture.

         The undersigned hereby notifies the Corporation that the Retraction Date shall be _____________________.

NOTE: The Retraction Date must be a Business Day and must not be less than 10 Business Days nor more than 15 Business Days after the Conversion Date. If no such Business Day is specified above, the Retraction Date shall be deemed to be the 15th Business Day after the Conversion Date.

         The undersigned acknowledges the overriding Retraction Call Right of Callco to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Callco in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in section 6(3) of the Share Provisions. This Retraction Request, and this offer to sell the Retracted Shares to Callco, may be revoked and withdrawn by the undersigned only by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date.

         The undersigned acknowledges that if, as a result of solvency provisions of applicable law, the Corporation is unable to redeem all of the Retracted Shares, the Retracted Shares will be automatically exchanged pursuant to the Voting and Exchange Trust Agreement so as to require the Guarantor to purchase the unredeemed Retracted Shares.

         The undersigned hereby represents and warrants to Callco and the Corporation that the undersigned:

[ ]      is

                           (select one)

[ ]      is not

a non-resident of Canada for purposes of the Income Tax Act (Canada). THE UNDERSIGNED ACKNOWLEDGES THAT IN THE ABSENCE OF AN INDICATION THAT THE UNDERSIGNED IS NOT A NON-RESIDENT OF CANADA, WITHHOLDING ON ACCOUNT OF CANADIAN TAX MAY BE MADE FROM AMOUNTS PAYABLE TO THE UNDERSIGNED ON THE REDEMPTION OR PURCHASE OF THE RETRACTED SHARES.

[ ]      The undersigned hereby represents and warrants to Callco and the
Corporation that the undersigned is not a person within the United States of America, its territories or possessions or any state thereof, or the District of Columbia (collectively, the "United States") or a U.S. person (within the meaning of Regulation S under the United States Securities Act of 1933, as amended) and is not making this Retraction Request for the account or benefit of a person within the United States or such a U.S. person.

         The undersigned hereby represents and warrants to Callco and the Corporation that the undersigned (i) has good title to, and owns, this Debenture, free and clear of all liens, claims and encumbrances, and (ii) will have good title to, and own, the share(s) issuable upon conversion of this Debenture to be acquired by Callco or the Corporation, as the case may be, free and clear of all liens, claims and encumbrances.


--------------     ------------------------------     --------------------------
(Date)               (Signature of Shareholder)        (Guarantee of Signature)

         [ ]      Please check box if the certificates for AMVESCAP Ordinary
         Shares and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the Debentureholder from the Trustee, failing which such certificates and cheque(s) will be mailed to the last address of the Debentureholder as it appears on the Debenture register.

NOTE: This panel must be completed and this certificate, together with such additional documents and payments (including, without limitation, any applicable Stamp Taxes) as the Trustee may require, must be deposited with the Trustee. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the Debentureholder as it appears on the Debenture register and the certificates for AMVESCAP Ordinary Shares and any cheque(s) resulting from such retraction or purchase will be delivered to such Debentureholder as indicated above, unless the form appearing immediately below is duly completed.

Date:
     -------------------

Name of Person in Whose Name Securities or Cheque(s)

Are to be Registered, Issued or Delivered (please print):

Street Address or P.O. Box:

Signature of Shareholder:

City, Province and Postal Code:

Signature Guaranteed by:

NOTE: If this Retraction Request is for less than all of the shares issuable upon conversion of this Debenture, a certificate representing the remaining Exchangeable Share(s) issuable upon conversion of this Debenture will be issued and registered in the name of the Debentureholder as it appears on the Debenture register.

                                  SCHEDULE "B"

                            FORM OF REDEMPTION NOTICE

                                  AMVESCAP INC.

                     AMVESCAP EQUITY SUBORDINATED DEBENTURES

                                REDEMPTION NOTICE

TO: Holders of AMVESCAP Equity Subordinated Debentures (the "DEBENTURES") of AMVESCAP Inc. (the "CORPORATION")

NOTE: All capitalized terms used herein have the meanings ascribed thereto in the Indenture mentioned below, unless otherwise indicated.

         Notice is hereby given pursuant to Section 3.3 of the Indenture dated August 1, 2000 among the Corporation, CIBC Mellon Trust Company (the "TRUSTEE") and AMVESCAP PLC ("AMVESCAP"), that [, SUBJECT TO THE SATISFACTION OF THE CONDITION SET OUT IN THE FOLLOWING PARAGRAPH (THE "CONDITION")] the aggregate principal amount of all Debentures outstanding will be redeemed as of o (the "REDEMPTION DATE"), upon payment of a redemption amount of $o for each $1,000 principal amount of Debentures, being equal to the aggregate of (i) $1,200, plus
(ii) all accrued and unpaid interest on such $1,000 principal amount to but excluding the Redemption Date (collectively, the "REDEMPTION AMOUNT").

         [THERE IS AN OFFER (THAT IS A TAKE-OVER BID OR ISSUER BID TO PURCHASE AMVESCAP ORDINARY SHARES OR ANOTHER TRANSACTION WHICH HAS A SIMILAR EFFECT AND ONE OF THE CONDITIONS TO THE COMPLETION OF SUCH PURCHASE PURSUANT TO SUCH BID OR OTHER TRANSACTION IS THE REDEMPTION OF THE DEBENTURES) AND THIS NOTICE OF REDEMPTION AND THE CORPORATION'S OBLIGATION PURSUANT TO THIS NOTICE TO REDEEM ALL OF THE OUTSTANDING DEBENTURES IS SUBJECT TO COMPLETION OF SUCH OFFER.]

         [SUBJECT TO SATISFACTION OF THE CONDITION,] The Redemption Amount (less any tax required by law to be deducted) will be payable upon presentation and surrender of the Debentures called for redemption at the following corporate office:

           [SET OUT ADDRESS OF PRINCIPAL CORPORATE OFFICE IN TORONTO]

The interest upon the principal amount of Debentures called for redemption shall cease to be payable from and after the Redemption Date, unless payment of the Redemption Amount shall not be made on presentation for surrender of such Debentures at the above-mentioned corporate office on or after the Redemption Date or prior to the setting aside of the Redemption Amount pursuant to the Indenture.

         [PURSUANT TO SECTION 3.6 OF THE INDENTURE, THE CORPORATION HEREBY IRREVOCABLY ELECTS TO SATISFY ITS OBLIGATION TO PAY TO HOLDERS OF DEBENTURES THE REDEMPTION AMOUNT BY ISSUING AND DELIVERING TO THE HOLDERS THAT NUMBER OF FREELY TRADEABLE EXCHANGEABLE

SHARES OBTAINED BY DIVIDING (i) THE REDEMPTION AMOUNT, BY (ii) 95% OF THE CURRENT MARKET PRICE OF AN AMVESCAP ORDINARY SHARE ON THE DATE OF THIS REDEMPTION NOTICE (THE "SHARE REDEMPTION RIGHT"). THE CURRENT MARKET PRICE OF AMVESCAP ORDINARY SHARE IS $o.]

         [NO FRACTIONAL EXCHANGEABLE SHARES SHALL BE DELIVERED UPON THE EXERCISE BY THE CORPORATION OF THE ABOVE-MENTIONED SHARE REDEMPTION RIGHT BUT, IN LIEU THEREOF, THE CORPORATION SHALL PAY THE CASH EQUIVALENT THEREOF DETERMINED ON THE BASIS OF THE CURRENT MARKET PRICE OF AN AMVESCAP ORDINARY SHARE ON THE DATE OF THIS REDEMPTION NOTICE (LESS ANY TAX REQUIRED BY LAW TO BE DEDUCTED).]

         Neither the Corporation nor the Trustee nor any registrar shall be required to transfer or exchange any Debentures on any Interest Payment Date or Redemption Date or for a period of 15 Business Days preceding any Interest Payment Date or Redemption Date.

         Debentureholders are reminded that, subject to and in accordance with the provisions of the Indenture, their Debentures are convertible at any time and from time to time. A Debentureholder wishing to convert its Debentures should review the provisions of Article 4 of the Indenture and the terms and conditions of its Debentures and the Conversion Notice (including, without limitation, the Retraction Request forming part of such notice) printed on its Debenture certificate.

         DATED as of the o day of o.

                                       AMVESCAP INC.

                                       By:
                                          --------------------------------------
                                          Authorized Signing Officer

                                  SCHEDULE "C"

                          FORM OF NOTICE OF CONVERSION

                                CONVERSION NOTICE

TO:               AMVESCAP INC.
                  c/o CIBC Mellon Trust Company
                  199 Bay Street
                  Commerce Court West
                  Securities Level
                  Toronto, Ontario, Canada
                  M5L 1G9

NOTE: All capitalized terms used herein have the meanings ascribed thereto in the Indenture mentioned below, unless otherwise indicated.

         Subject to the right of the Corporation to pay the Conversion Value in cash, the undersigned registered holder of the attached Debentures irrevocably elects to convert such Debentures (or $____________________ principal amount thereof*) in accordance with the terms of the Indenture referred to in such Debentures on _______________ [THE DEBENTUREHOLDER MUST SPECIFY THE DATE UPON WHICH IT WANTS THE CONVERSION TO BE EFFECTIVE WHICH CANNOT BE LESS THAN FOUR BUSINESS DAYS OR MORE THAN 15 BUSINESS DAYS FROM THE DAY THE TRUSTEE RECEIVES THIS CONVERSION NOTICE AND IF THIS CONVERSION NOTICE IS RECEIVED BY THE TRUSTEE AFTER 4:30 P.M. (TORONTO TIME) ON ANY DAY IT WILL BE DEEMED TO HAVE BEEN RECEIVED BY THE TRUSTEE ON THE NEXT BUSINESS DAY]. The undersigned registered holder of such Debentures tenders herewith such Debentures, and, if applicable, directs that the Exchangeable Shares of AMVESCAP Inc. issuable upon a conversion be issued and delivered to the person indicated below. (If Exchangeable Shares are to be issued in the name of a person other than the holder, all requisite transfer taxes must be tendered by the undersigned).

Dated:
      ----------------------------          ------------------------------------
                                              (Signature of Registered Holder)

* If less than the full principal amount of the Debentures, indicate in the space provided the principal amount (which must be $1,000 or integral multiples thereof).

Note: If Exchangeable Shares are to be issued in the name of a person other than the holder, the signature must be guaranteed by a chartered bank, a trust company or a member firm of a recognized stock exchange in Canada.

(Print name in which Exchangeable Shares are to be issued, delivered and registered)

Name
    -----------------------------------

---------------------------------------     ------------------------------------
(Address)                                   (City, Province and Postal Code)

Name of guarantor:
                  -----------------------------------------

Authorized signature:
                     --------------------------------------

[RETRACTION REQUEST TO BE COMPLETED ONLY IF THE DEBENTUREHOLDER WISHES TO HAVE THE CORPORATION IMMEDIATELY REDEEM ALL OR ANY OF THE EXCHANGEABLE SHARES THE DEBENTUREHOLDER RECEIVES UPON CONVERSION OF THIS DEBENTURE. THIS RETRACTION REQUEST IS SUBJECT TO THE CORPORATION'S OVERRIDING RIGHT TO ELECT TO PAY THE CONVERSION VALUE IN CASH IN LIEU OF DELIVERING EXCHANGEABLE SHARES ON CONVERSION.]

                               RETRACTION REQUEST

To: AMVESCAP Inc. (the "Corporation") and AVZ Callco Inc. ("Callco")

         This notice is given pursuant to Section 6 of the provisions (the "SHARE PROVISIONS") attaching to the Exchangeable Shares issuable upon conversion of this Debenture and all capitalized words and expressions used in this notice that are not defined in the Indenture but are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

         The undersigned hereby notifies the Corporation that, provided (i) the Corporation has not exercised its right to pay the Conversion Value in cash, and
(ii) the Retraction Call Right referred to below has not been exercised, the undersigned desires to have the Corporation redeem in accordance with Section 6 of the Share Provisions:

[ ]      all share(s) issuable upon conversion of this Debenture; or

[ ]      _______ share(s) only issuable upon conversion of this Debenture.

         The undersigned hereby notifies the Corporation that the Retraction Date shall be _____________________.

NOTE: The Retraction Date must be a Business Day and must not be less than 10 Business Days nor more than 15 Business Days after the Conversion Date. If no such Business Day is specified above, the Retraction Date shall be deemed to be the 15th Business Day after the Conversion Date.

         The undersigned acknowledges the overriding Retraction Call Right of Callco to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Callco in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in section 6(3) of the Share Provisions. This Retraction Request, and this offer to sell the

Retracted Shares to Callco, may be revoked and withdrawn by the undersigned only by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date.

         The undersigned acknowledges that if, as a result of solvency provisions of applicable law, the Corporation is unable to redeem all of the Retracted Shares, the Retracted Shares will be automatically exchanged pursuant to the Voting and Exchange Trust Agreement so as to require the Guarantor to purchase the unredeemed Retracted Shares.

         The undersigned hereby represents and warrants to Callco and the Corporation that the undersigned:

[ ]      is

                           (select one)

[ ]      is not

a non-resident of Canada for purposes of the Income Tax Act (Canada). THE UNDERSIGNED ACKNOWLEDGES THAT IN THE ABSENCE OF AN INDICATION THAT THE UNDERSIGNED IS NOT A NON-RESIDENT OF CANADA, WITHHOLDING ON ACCOUNT OF CANADIAN TAX MAY BE MADE FROM AMOUNTS PAYABLE TO THE UNDERSIGNED ON THE REDEMPTION OR PURCHASE OF THE RETRACTED SHARES.

[ ]      The undersigned hereby represents and warrants to Callco and the
Corporation that the undersigned is not a person within the United States of America, its territories or possessions or any state thereof, or the District of Columbia (collectively, the "United States") or a U.S. person (within the meaning of Regulation S under the United States Securities Act of 1933, as amended) and is not making this Retraction Request for the account or benefit of a person within the United States or such a U.S. person.

         The undersigned hereby represents and warrants to Callco and the Corporation that the undersigned (i) has good title to, and owns, this Debenture, free and clear of all liens, claims and encumbrances, and (ii) will have good title to, and own, the share(s) issuable upon conversion of this Debenture to be acquired by Callco or the Corporation, as the case may be, free and clear of all liens, claims and encumbrances.


--------------     ------------------------------     --------------------------
(Date)               (Signature of Shareholder)        (Guarantee of Signature)

         [ ]      Please check box if the certificates for AMVESCAP Ordinary
         Shares and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the Debentureholder from the Trustee, failing which such certificates and cheque(s) will be mailed to the last address of the Debentureholder as it appears on the Debenture register.

NOTE: This panel must be completed and this certificate, together with such additional documents and payments (including, without limitation, any applicable Stamp Taxes) as the Trustee may require, must be deposited with the Trustee. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the Debentureholder as it appears on the Debenture register and the certificates for AMVESCAP Ordinary Shares and any cheque(s) resulting from such retraction or purchase will be delivered to such Debentureholder as indicated above, unless the form appearing immediately below is duly completed.

Date:
     -------------------

Name of Person in Whose Name Securities or Cheque(s)

Are to be Registered, Issued or Delivered (please print):

Street Address or P.O. Box:

Signature of Shareholder:

City, Province and Postal Code:

Signature Guaranteed by:

NOTE: If this Retraction Request is for less than all of the shares issuable upon conversion of this Debenture, a certificate representing the remaining Exchangeable Share(s) issuable upon conversion of this Debenture will be issued and registered in the name of the Debentureholder as it appears on the Debenture register.

                                 SCHEDULE "D-1"

                             FORM OF MATURITY NOTICE

                                  AMVESCAP INC.

                     AMVESCAP EQUITY SUBORDINATED DEBENTURES

                                 MATURITY NOTICE

TO: Holders of AMVESCAP Equity Subordinated Debentures (the "DEBENTURES") of AMVESCAP Inc. (the "CORPORATION")

NOTE: All capitalized terms used herein have the meanings ascribed thereto in the Indenture mentioned below, unless otherwise indicated.

         Notice is hereby given pursuant to Section 4.3 of the Indenture dated August 1, 2000 between the Corporation, CIBC Mellon Trust Company, as trustee (the "TRUSTEE") and AMVESCAP PLC ("AMVESCAP"), that the Debentures will become due and payable as of August 1, 2003 (the "MATURITY DATE") and that each $1,000 principal amount of Debentures will become convertible, at the option of the holder thereof, on the Maturity Date, into the Conversion Number of Exchangeable Shares then in effect. The Conversion Number of Exchangeable Shares on the Maturity Date will be calculated as (i) the Conversion Value (being the lesser of the AMVESCAP Share Value and $1,200) on such date divided by (ii) the Current Market Price of an AMVESCAP Ordinary Shares on the Maturity Date. The AMVESCAP Share Value on the Maturity Date will be equal to the product of the AMVESCAP Share Rate and the Current Market Price of an AMVESCAP Ordinary Share on the Maturity Date. The Current Market Price of an AMVESCAP Ordinary Share on the Maturity Date shall be the quotient obtained by dividing (i) the aggregate of the Daily Value of Trades for each day during the period of 20 consecutive Trading Days ending not more than three Trading Days before such date, by (ii) the aggregate volume of AMVESCAP Ordinary Shares used to calculate such Daily Value of Trades.

         Each holder of Debentures has the following options in respect of the maturity of the Debentures:

         (a) to convert their Debentures to Exchangeable Shares, only if the AMVESCAP Share Value on the Maturity Date is greater than or equal to $1,000, subject to the right of the Corporation to pay the Conversion Value in cash;

         (b) to convert their Debentures to Exchangeable Shares, whether or not the AMVESCAP Share Value on the Maturity Date exceeds $1,000, subject to the right of the Corporation to pay the Conversion Value in cash; or

         (c) to receive payment of the principal amount of the Debentures in cash, subject to the exercise by the Corporation of the Share Repayment Right;

it being understood, in each case, that the accrued interest, if any, shall be paid in cash.

In order to select one of the above-mentioned options a Holder will be required to deliver to the Trustee at the following address:

                  [SET OUT ADDRESS OF THE APPROPRIATE ADDRESS]

before the close of business on the Business Day that is three Business Days prior to the Maturity Date (the "DETERMINATION DATE"), an exercise notice in the form annexed hereto duly completed and executed by such Holder or its executors or administrators or other legal representatives or its or their attorney duly appointed by instrument in form and execution satisfactory to the Trustee, together with the Debentures to which such notice relates. A HOLDER WHO DOES NOT DELIVER A DULY COMPLETED EXERCISE NOTICE AT OR BEFORE THE CLOSE OF BUSINESS ON THE DETERMINATION DATE WILL BE DEEMED TO HAVE SELECTED OPTION (a) AND THE DEBENTURES HELD BY SUCH HOLDERS WILL AUTOMATICALLY BE CONVERTED INTO EXCHANGEABLE SHARES IF THE AMVESCAP SHARE VALUE AS OF THE MATURITY DATE IS GREATER THAN OR EQUAL TO $1,000 [SUBJECT TO THE ELECTION BELOW MADE BY THE CORPORATION TO PAY THE CONVERSION VALUE IN CASH].

         A Holder's selection of an option on the Determination Date should take into account the Current Market Price of an AMVESCAP Ordinary Share on the Maturity Date which may be more or less than the market price of an AMVESCAP Ordinary Share on the Maturity Date. A HOLDER SELECTING OPTION (b) MAY BE ACTING CONTRARY TO HIS OR HER ECONOMIC INTERESTS SINCE, IF THE AMVESCAP SHARE VALUE AT MATURITY IS LESS THAN $1,000, A HOLDER OF DEBENTURES MAY RECEIVE A GREATER AMOUNT UNDER OPTION (c).

         If a Holder selects option (a) or (b) and the Conversion Value (or any portion thereof) is subject to withholding taxes on account of income tax, the Corporation shall sell, or cause to be sold, through investment banks, brokers or dealers selected by the Corporation, out of the Exchangeable Shares issued by the Corporation for this purpose, such number of Exchangeable Shares that is sufficient to cover the amount of taxes required to be withheld and shall remit same, or cause same to be remitted, to the proper tax authorities within the period of time prescribed for this purpose under applicable laws.

         Pursuant to Section 4.3(4) of the Indenture, the Corporation hereby advises the Holders of Debentures that it [WILL DELIVER EXCHANGEABLE SHARES ON THE CONVERSION OF THE DEBENTURES] [OR] [IRREVOCABLY ELECTS TO PAY TO HOLDERS OF DEBENTURES WHO HAVE ELECTED OR ARE DEEMED TO HAVE ELECTED TO CONVERT THEIR DEBENTURES INTO EXCHANGEABLE SHARES, AN AMOUNT IN CASH EQUAL TO THE CONVERSION VALUE PER $1,000 PRINCIPAL AMOUNT OF DEBENTURES, LESS ANY TAX REQUIRED BY LAW TO BE DEDUCTED,] and that it [WILL DELIVER TO HOLDERS OF DEBENTURES WHO HAVE SELECTED OPTION (c) THAT NUMBER OF FREELY TRADEABLE EXCHANGEABLE SHARES EQUAL TO THE NUMBER OBTAINED BY DIVIDING THE PRINCIPAL AMOUNT OF SUCH DEBENTURES BY 95% OF THE CURRENT MARKET PRICE OF AN AMVESCAP ORDINARY SHARE ON THE MATURITY DATE. IN THE EVENT THAT THE CORPORATION ELECTS TO ISSUE AND DELIVER EXCHANGEABLE SHARES AS AFORESAID, UPON PRESENTATION AND SURRENDER OF THE DEBENTURES, THE CORPORATION SHALL PAY OR CAUSE TO BE PAID IN CASH TO THE HOLDER ALL ACCRUED AND

UNPAID INTEREST TO THE MATURITY DATE, TOGETHER WITH THE CASH EQUIVALENT REPRESENTING FRACTIONAL EXCHANGEABLE SHARES.]

         DATED as of the o day of o, 2003.

                                       AMVESCAP INC.

                                       By:
                                          --------------------------------------
                                          Authorized Signing Officer

                                 SCHEDULE "D-2"

                       FORM OF EXERCISE NOTICE AT MATURITY

                                 EXERCISE NOTICE

TO:               AMVESCAP INC.

NOTE: All capitalized terms used herein have the meanings ascribed thereto in the Indenture mentioned below, unless otherwise indicated.

         The undersigned registered holder of AMVESCAP Equity Subordinated Debentures bearing Certificate No. o irrevocably elects (please check applicable box to indicate your choice):

[ ]      (a)      to convert such Debentures to Exchangeable Shares (or $o
                  principal amount thereof*) only if the AMVESCAP Share Value on the Maturity Date is greater than or equal to $1,000, subject to the right of the Corporation to pay the Conversion Value in cash; or

[ ]      (b)      to convert such Debentures to Exchangeable Shares (or $o
                  principal amount thereof*) whether or not the AMVESCAP Share
                  Value on the Maturity Date exceeds $1,000, subject to the right of the Corporation to pay the Conversion Value in cash;
                  or

[ ]      (c)      to receive payment of the principal amount of such Debentures
                  (or $o principal amount thereof*) in cash, subject to exercise by the Corporation of the Share Repayment Right;

it being understood, in each case, that the accrued interest, if any, shall be paid in cash,

in accordance with the terms of the Indenture referred to in such Debenture and tenders herewith such Debentures, and, if applicable, directs that the Exchangeable Shares of the Corporation issuable and deliverable upon a conversion or in satisfaction of the payment of the principal amount at the Maturity Date be issued and delivered to the person indicated below. (If Exchangeable Shares are to be issued in the name of a person other than the holder, all requisite transfer taxes must be tendered by the undersigned.)

         A HOLDER WHO DOES NOT DELIVER A DULY COMPLETED EXERCISE NOTICE AT OR BEFORE THE CLOSE OF BUSINESS ON THE DETERMINATION DATE WILL BE DEEMED TO HAVE SELECTED OPTION (a) AND THE DEBENTURES HELD BY SUCH HOLDERS WILL AUTOMATICALLY BE CONVERTED INTO EXCHANGEABLE SHARES IF THE AMVESCAP SHARE VALUE AS OF THE MATURITY DATE IS GREATER THAN OR EQUAL TO $1,000 [SUBJECT TO THE ELECTION IN THE MATURITY NOTICE MADE BY THE CORPORATION TO PAY THE CONVERSION VALUE IN CASH].

         A HOLDER SELECTING OPTION (b) MAY BE ACTING CONTRARY TO HIS OR HER ECONOMIC INTERESTS SINCE, IF THE AMVESCAP SHARE VALUE AT MATURITY IS LESS THAN $1,000, A HOLDER OF DEBENTURES MAY RECEIVE A GREATER AMOUNT UNDER OPTION (c).

Dated:
      ---------------------------------     ------------------------------------
                                              (Signature of Registered Holder)

* If less than the full principal amount of the Debenture, indicate in the space provided the principal amount (which must be $1,000 or integral multiples thereof).

Note: If Exchangeable Shares are to be issued in the name of a person other than the holder, the signature must be guaranteed by a chartered bank, a trust company or a member firm of a recognized stock exchange in Canada.

(Print name in which Exchangeable Shares are to be issued, delivered and registered)

Name
    -----------------------------------


---------------------------------------     ------------------------------------
(Address)                                   (City, Province and Postal Code)

Name of guarantor:
                  -----------------------------------------

Authorized signature:
                     --------------------------------------